Mutual of America Institutional Funds, Inc.

•	Equity Index Fund (Ticker: MAEQX)

•	All America Fund (Ticker: MALLX)

•	Small Cap Value Fund (Ticker: MAVSX)

•	Small Cap Growth Fund (Ticker: MASSX)
•	Mid-Cap Equity Index Fund (Ticker: MAMQX)

•	International Fund (Ticker: MAIUX)

•	Money Market Fund (Ticker: MAFXX)

•	Bond Fund (Ticker: MABOX)

320 Park Avenue, New York, New York 10022

Dear Shareholder:

I am writing to inform you that on or about October 23, 2020 Mutual of America Institutional Funds, Inc. named above (each an “Institutional Fund,” collectively, the “Institutional Funds”), each a series of Mutual of America Institutional Funds, will be reorganized into corresponding series (each an “Investment Corporation Fund,” collectively the “Investment Corporation Funds”) of Mutual of America Investment Corporation, an affiliated investment company.

The Investment Corporation Funds are managed by Mutual of America Capital Management LLC (the “Adviser”), the same Adviser of the Institutional Funds. The Adviser is an indirect wholly-owned subsidiary of the Mutual of America Life Insurance Company.

The Board of Directors of Institutional Funds unanimously approved the reorganization as being in the best interests of the Institutional Funds after considering each Institutional Fund in comparison to its corresponding Investment Corporation Fund. You will not incur any sales loads or similar transaction costs in connection with the reorganization. The attached Combined Prospectus and Information Statement contains further information about the reorganization and the Investment Corporation Funds. Please read it carefully.

You do not need to take any action regarding your account. Your shares of an Institutional Fund will automatically be converted, at net asset value, into shares of equal net asset value of the corresponding Investment Corporation Fund on or about October 23, 2020, as discussed in more detail below. Please note that the reorganization is not a taxable event but redeeming or exchanging your shares prior to the reorganization may be a taxable event depending on your individual tax situation. If you have any questions regarding the enclosed Combined Prospectus and Information Statement, please call Institutional Funds at 1-800-914-8716.

Sincerely,

James J. Roth

Chairman, President, and Chief Executive Officer

September 21, 2020

Combined Prospectus and Information Statement

September 21, 2020

Mutual of America Investment Corporation

320 Park Avenue

New York, New York 10022

1-800-468-3785

This Combined Prospectus and Information Statement (“Prospectus/Information Statement”) is being sent to shareholders of the Mutual of America Institutional Funds Equity Index Fund, Institutional Funds All America Fund, Institutional Funds Small Cap Value Fund, Institutional Funds Small Cap Growth Fund, Institutional Funds Mid-Cap Equity Index Fund, Institutional Funds International Fund, Institutional Funds Money Market Fund, and Institutional Funds Bond Fund (each an “Institutional Fund,” and collectively, the “Institutional Funds”).

This Prospectus/Information Statement contains information you should know about the Agreement and Plan of Reorganization (the “Reorganization Plan”) relating to the proposed reorganization (the “Reorganization”) by and between Mutual of America Institutional Funds, Inc. and Mutual of America Investment Corporation. The Reorganization involves the transfer of all of the assets and liabilities attributable to shares of each Institutional Fund to a corresponding investment portfolio of the Mutual of America Investment Corporation (each, an “Investment Corporation Fund,” and collectively, the “Investment Corporation Funds”), in exchange for shares of the corresponding Investment Corporation Fund with an aggregate net asset value (“NAV”) equal to the net value of the assets and liabilities transferred by each Institutional Fund. After the Reorganization occurs, you will become a shareholder of an Investment Corporation Fund as set forth in the below chart. After that exchange, shares of each Investment Corporation Fund received by an Institutional Fund will be distributed pro rata to such Institutional Fund’s shareholders in liquidation of the Institutional Fund. (The Institutional Funds and Investment Corporation Funds are sometimes referred to as “Funds”). Institutional Funds and Investment Corporation are both registered, open-end management investment companies organized as Maryland corporations. The investment objective of each Institutional Fund is identical to its corresponding Investment Corporation Fund.

Under the Reorganization Plan, each Institutional Fund will be reorganized into the Investment Corporation Fund listed directly opposite such Institutional Fund in the table below.

Mutual of America Institutional Funds, Inc.	Mutual of America Investment Corporation
Institutional Funds Equity Index Fund	Investment Corporation Equity Index Fund
Institutional Funds All America Fund	Investment Corporation All America Fund
Institutional Funds Small Cap Value Fund	Investment Corporation Small Cap Value Fund
Institutional Funds Small Cap Growth Fund	Investment Corporation Small Cap Growth Fund
Institutional Funds Mid-Cap Equity Index Fund	Investment Corporation Mid-Cap Equity Index Fund
Institutional Funds International Fund	Investment Corporation International Fund
Institutional Funds Money Market Fund	Investment Corporation Money Market Fund
Institutional Funds Bond Fund	Investment Corporation Bond Fund

This Prospectus/Information Statement provides information that an Institutional Fund shareholder should know about the Reorganization and sets forth concisely information about the Investment Corporation Funds that a prospective investor ought to know before investing. The Prospectus/Information Statement should be retained for future reference. It is both an information statement for the Reorganization and a prospectus for the Investment Corporation Funds.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference:

The Prospectus for Investment Corporation dated May  1, 2020.

The Prospectus for Institutional Funds dated May 1, 2020.

The Statement of Additional Information dated September  21, 2020 related to the Reorganization (“SAI”) filed herewith.

The following documents have been filed with the SEC and are incorporated into the SAI:

The Statement of Additional Information for Investment Corporation dated May  1, 2020.

The Annual Reports for Investment Corporation for the fiscal year ended December 31, 2019 and the Semiannual Reports for the period ended June  30, 2020 to be filed by amendment.

The Statement of Additional Information for Institutional Funds dated May  1, 2020.

The Annual Reports for Institutional Funds for the fiscal year ended December 31, 2019 and the Semiannual Reports for the period ended June 30, 2020 to be filed by amendment.

You may obtain a free copy of any of the documents listed above, by:

•	writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839,

•	calling 1-800-468-3785 and asking for Mutual of America Investment Corporation, or

•	visiting the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com or the Mutual of America Institutional Funds, Inc. website at https://www.institutionalfunds.com.

Institutional Funds and Investment Corporation are each subject to the information requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith files reports and other information with the SEC. The SEC has an Internet website at http://www.sec.gov. You may obtain Mutual of America Investment Corporation’s Registration Statement, including the SAI, and its semi-annual and annual reports through the SEC’s Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may examine and copy the Registration Statement at the SEC’s Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent and you are requested not to send us a proxy or written consent.

SYNOPSIS

This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization of a mutual fund into another mutual fund. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The material terms of the Reorganization are discussed in more detail in the section titled “Terms of the Reorganization Plan,” and in the full text of the Reorganization Plan, which is attached as Appendix A.

What is the Reorganization?

The Board of Directors of Institutional Funds approved the Reorganization Plan, and the resulting Reorganization, in which each Institutional Fund would be reorganized into a corresponding Investment Corporation Fund. This means that an Investment Corporation Fund would receive all of the assets and liabilities of the corresponding Institutional Fund in exchange for shares of the Investment Corporation Fund. Your shares of an Institutional Fund will then be cancelled. Pursuant to the Reorganization Plan, shares of a corresponding Investment Corporation Fund that you will receive will have an aggregate NAV equal to the aggregate NAV of your Institutional Fund shares as of the business day before the closing of the Reorganization. The Reorganization is currently scheduled to take place on or about October 23, 2020. You are not being asked to approve the Reorganization Plan or the Reorganization. Shareholder approval is not required.

Each Institutional Fund has the same investment objective and the same principal investment strategies and principal investment risks as its corresponding Investment Corporation Fund. Please see “Comparison of the Funds – Comparison of Investment Objectives, Comparison of Principal Investment Strategies and Comparison of Principal Investment Risks” for more information comparing the investment objectives, principal investment strategies and principal investments risks of each Fund.

Why was the Reorganization approved?

The Institutional Funds Board approved the Reorganization Plan and the Reorganization. In reviewing the Reorganization, the Institutional Funds Board also considered the following factors, among others:

•

Continuity of Investment Objectives, Principal Investment Strategies and Principal Risks. Each Institutional Fund has an identical investment objective, identical fundamental investment restrictions, identical principal investment strategies, and identical investment principal risks as its corresponding Investment Corporation Fund. The mirror-like nature of the Investment Corporation Funds and Institutional Funds will allow Institutional Funds shareholders to maintain continuity in their investment selection;

•

Potential Economies of Scale. The Reorganization of each Institutional Fund is intended to create a larger fund in its corresponding Investment Corporation Fund, which will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time;

•

Tax-Free Reorganization. For federal income tax purposes, it is anticipated that the reorganization is expected to be tax-free for shareholders of an Institutional Fund who choose to remain a shareholder of the corresponding Investment Corporation Fund, while a liquidation or shareholder redemption would be a realization event for tax purposes;

•	Reorganization Expenses. The fees and expenses of the Reorganization will not be borne by the Funds, except for any Fund brokerage and transaction charges.

•

Consolidation of Redundant Funds. The Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders;

•

Comparable Overall Expenses. As shown in the chart below, the difference in total operating expenses of the Funds is generally not significant. Additionally, while Mutual of America Capital Management LLC (the “Adviser”) is currently reimbursing the expenses of the Institutional Funds, the reimbursement agreement with the Adviser could be terminated by the Adviser after April 30, 2021, which would result in substantially higher costs for shareholders of the Institutional Funds. The Reorganization will result in greater certainty as to total expenses for each Fund.

	Current Institutional Funds Fees and Expenses (Net of Expense Reimbursement)	Institutional Funds Fees and Expenses Without Expense Reimbursement	Current and After Reorganization Investment Corporation Funds Fees and Expenses
Equity Index Fund	0.13%	1.26%	0.13%
All America Fund	0.50%	2.40%	0.49%
Small Cap Value Fund	0.85%	2.45%	0.81%
Small Cap Growth Fund	0.85%	2.60%	0.81%
Mid-Cap Equity Index Fund	0.13%	1.39%	0.14%
International Fund	0.29%	5.00%	0.35%
Money Market Fund	0.20%	1.48%	0.23%
Bond Fund	0.45%	1.82%	0.44%

•	Continuity of Portfolio Management. Each Institutional Fund will be reorganizing into a corresponding Investment Corporation Fund that has the same portfolio management team; and

•	No Shareholder Dilution. The Reorganization will occur at the NAV of each Institutional Fund and therefore will not dilute the interests of the Institutional Fund shareholders.

Please review “Reasons for the Reorganization” in the “Information about the Reorganization” section in this Prospectus/Information Statement for more information regarding the factors considered by the Institutional Funds Board.

How will the Reorganization affect me as a shareholder?

You will become a shareholder of the corresponding Investment Corporation Fund. Under the Reorganization Plan, shares of each Institutional Fund will be reorganized into the corresponding shares of the corresponding Investment Corporation Fund.

The shares of an Investment Corporation Fund you receive in exchange for your Institutional Fund shares will have an aggregate NAV equal to the aggregate NAV of your respective Institutional Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights similar to those you currently have, but as a shareholder of an Investment Corporation Fund. For more information, please see “Comparison of the Funds – Comparison of Business Structures, Shareholder Rights and Applicable Law.” The purchase, redemption and exchange privileges of an Investment Corporation Fund are the substantially similar to those currently offered by the Institutional Fund. All investment allocations that you have elected will remain available and in effect after the Reorganization unless you direct that those elections be changed.

That dividends on each Institutional Fund’s shares, consisting of substantially all of the Institutional Fund’s undistributed taxable net investment income and undistributed taxable capital gains, will be declared to the shareholders of record of the Institutional Fund shares as of the close of business on the third business day prior to the Closing Date (or, in the discretion of Institutional Funds’ officers, the second or first business day prior to the Closing Date) (the term “Closing Date” shall have the meaning assigned to it in the Agreement), payable on the Closing Date, with proceeds being paid to the Institutional Fund’s dividend-paying agent, which shall pay to, as appropriate, or immediately invest the proceeds for the account of each shareholder of record in the Institutional Fund shares in accordance with the Institutional Fund’s then-current prospectus on the date that the dividend is paid at the net asset value per share next determined following the time of the cash payment to the dividend-paying agent.

For more information on the characteristics of the Investment Corporation shares you will receive in comparison to the corresponding Institutional Fund shares you currently own, please see the section “Shares You will Receive” in the “Information About the Reorganization” section of this Prospectus/Information Statement.

How do the Funds’ Investment Objectives, Fundamental Investment Restrictions, Principal Investment Strategies and Principal Investment Risks compare?

Investment Objectives and Fundamental Investment Restrictions:

The investment objectives and fundamental investment restrictions of each Institutional Fund and its corresponding Investment Corporation Fund are identical. For more information, see “Comparison of the Funds – Comparison of Investment Objectives” and Comparison of the Funds – Comparison of Fundamental Investment Restrictions.”

Principal Investment Strategies:

The principal investment strategies of each of the Institutional Funds is identical to those of its corresponding Investment Corporation Fund. For additional information, see “Comparison of the Funds – Comparison of Principal Investment Strategies.”

Principal Investment Risks:

The principal investment risks of each of the Institutional Funds is identical to its corresponding Investment Corporation Fund. For additional information, see “Comparison of the Funds – Comparison of Principal Investment Risks,” and Appendix C – Description of Principal Investment Risks.”

Will the Reorganization result in higher Investment Advisory Fee Rates and Fund Expense Rates?

The investment management fees of the Investment Corporation Funds are five (5) to ten (10) basis points lower than their comparable Institutional Funds, depending on the particular Fund. While the total fund expense rates for the Institutional Funds range from being 0.04% lower to 0.06% higher than their comparable Investment Corporation Funds, this is because the Adviser is currently reimbursing the other expenses of the Institutional Funds pursuant to a reimbursement agreement that could be terminated by the Adviser as soon as April 30, 2021. If the Adviser was not reimbursing the other expenses of the Institutional Funds, the total expenses of the Institutional Funds would range from being 1.13% to 4.71% higher than the comparable Investment Corporation Funds.

Additional expense and financial information is included in the “Comparison of the Funds – Comparison of Shareholder fees and Annual Fund Operating Expenses” section of this Prospectus/Information Statement.

What are the Federal Income Tax Consequences of the Reorganization?

The Reorganization is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Institutional Funds expect to recognize a gain or loss as a result of the reorganization.

Immediately prior to the Reorganization, each Institutional Fund will declare and pay a distribution of substantially all net investment company taxable income, if any, net realized capital gains (after reduction by any available capital loss carry-forwards), if any, and at least 90 percent of its net tax-exempt income, if any, to its shareholders. The cost basis and holding period of Institutional Fund shares are expected to carry over to your new shares in the corresponding Investment Corporation Fund.

Are there any significant differences between Institutional Fund Shares and Investment Corporation Shares?

There are no significant differences between Institutional Fund shares and Investment Corporation shares. The procedures for purchasing, redeeming and exchanging your shares of any Investment Corporation Fund will be substantially the same after the Reorganization as they are currently for the corresponding Institutional Fund, although the toll-free telephone number, website and address for the Funds are different. For more information, see the section entitled “Comparisons of the Funds – Share Class Characteristics, Shareholder Transaction and Services,” and the Investment Corporation Fund Summary Prospectuses that accompany this Prospectus/Information Statement.

Will I need to open an Investment Corporation Fund account prior to the Reorganization?

No. An account will be set up in your name with the Investment Corporation Fund and your shares of an Institutional Fund will automatically be converted to corresponding shares of the corresponding Investment Corporation Fund. You will receive confirmation following the Reorganization.

Will my cost basis change as a result of the Reorganization?

No. Your total cost basis is not expected to change as a result of the Reorganization. However, for shareholders of an Institutional Fund that is being reorganized into a corresponding Investment Corporation Fund, the number of shares you hold after the Reorganization may be different than the number of shares you held prior to the Reorganization. As a result, your average cost basis per share may change. Since the Reorganization is expected to be treated as a tax-free reorganization for the Institutional Funds, shareholders should not recognize any capital gain or loss as a direct result of the Reorganization.

Will the Funds pay fees associated with the Reorganization?

No, except for any Fund brokerage and transaction charges. All other costs will be borne by the Adviser.

When will the Reorganization take place?

The Reorganization will occur on the closing date, which is currently scheduled to occur on or about October 23, 2020 (the “Closing Date”). Shortly after the completion of the Reorganization, you will receive a confirmation statement reflecting your new Investment Corporation Fund account number and number of shares owned.

Can I still transact in my Institutional Funds account prior to the Reorganization?

Yes. Institutional Funds shareholders may continue to make additional investments to their existing Institutional Funds account until the close of business on the second business day prior to the Closing Date, unless the Institutional Funds Board determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. In anticipation of the Reorganization, the Institutional Funds are expected to be closed to new shareholders as of the second business day prior to the Closing Date. Until that time, you may exchange your shares into another fund of the Institutional Funds. If you choose to exchange your shares of an Institutional Fund for shares of another Institutional Fund, your request will be treated as a normal exchange of shares. Before exchanging into a fund, please read its prospectus carefully. You should be aware that each of the Institutional Funds listed on the front cover of this Prospectus/Information Statement will be reorganized into a corresponding Investment Corporation Fund so ultimately your investment will be reorganized into another Investment Corporation Fund.

Why is no shareholder action necessary?

Each of the Institutional Fund’s and Investment Corporation Fund’s Articles of Incorporation permit the Reorganizations to occur without shareholder vote to approve the Reorganization. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Institutional Funds’ is not required

Whom do I contact for further information?

If you have any questions regarding the enclosed Combined Prospectus and Information Statement, please call Institutional Funds at 1-800-914-8716.

COMPARISON OF THE FUNDS

This section provides a comparison of each Institutional Fund and its corresponding Investment Corporation Fund, including but not limited to, each Fund’s shareholder fees and annual operating expenses, investment objective, principal investment strategies, principal investment risks, fundamental investment restrictions, investment advisory fees, and historical investment performance. There is no assurance that a Fund will achieve its stated objective.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

Shareholder Fees are fees paid directly from your investment. Annual fund operating expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting and other shareholder services. You do not pay these fees, directly, but as the examples in the tables below show, these costs are borne indirectly by all shareholders.

Institutional Funds Equity Index Fund into Investment Corporation Equity Index Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds Equity Index Fund and the Mutual of America Investment Corporation Equity Index Fund.

	Mutual of America Institutional Funds Equity Index Fund (Target Fund)	Mutual of America Investment Corporation Equity Index Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.08%
Other Expenses	1.13%	0.05%

Total Annual Fund Operating Expenses	1.26%	0.13%
Expense Reimbursement	(1.13)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.13%	0.13%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds, with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Equity Index Fund	$13	$291	$597	$1,508
Investment Corporation Equity Index Fund	$13	$42	$74	$168

Institutional Funds All America Fund into Investment Corporation All America Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds All America Fund and the Mutual of America Investment Corporation All America Fund. The Annual Fund Operating Expenses for the Investment Corporation All America Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds All America Fund (Target Fund)	Mutual of America Investment Corporation All America Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.40%
Other Expenses	1.90%	0.09%

Total Annual Fund Operating Expenses	2.40%	0.49%
Expense Reimbursement	(1.90)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.50%	0.49%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds, with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds All America Fund	$51	$581	$1,164	$2,899
Investment Corporation All America Fund	$50	$158	$277	$632

Institutional Funds Small Cap Value Fund into Investment Corporation Small Cap Value Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds Small Cap Value Fund and the Mutual of America Investment Corporation Small Cap Value Fund. The Annual Fund Operating Expenses for the Investment Corporation Small Cap Value Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds Small Cap Value Fund (Target Fund)	Mutual of America Investment Corporation Small Cap Value Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.75%
Other Expenses	1.60%	0.06%

Total Annual Fund Operating Expenses	2.45%	0.81%
Expense Reimbursement	(1.60)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%	0.81%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Small Cap Value Fund	$87	$628	$1,223	$2,994
Investment Corporation Small Cap Value Fund	$83	$262	$459	$1044

Institutional Funds Small Cap Growth Fund into Investment Corporation Small Cap Growth Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds Small Cap Growth Fund and the Mutual of America Investment Corporation Small Cap Growth Fund. The Annual Fund Operating Expenses for the Investment Corporation Small Cap Growth Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds Small Cap Growth Fund (Target Fund)	Mutual of America Investment Corporation Small Cap Growth Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.75%
Other Expenses	1.75%	0.06%

Total Annual Fund Operating Expenses	2.60%	0.81%
Expense Reimbursement	(1.75)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%	0.81%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Small Cap Growth Fund	$87	$661	$1,293	$3,172
Investment Corporation Small Cap Growth Fund	$83	$262	$459	$1,044

Institutional Funds Mid-Cap Equity Index Fund into Investment Corporation Mid-Cap Equity Index Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds Mid-Cap Equity Index Fund and the Mutual of America Investment Corporation Mid-Cap Equity Index Fund. The Annual Fund Operating Expenses for the Investment Corporation Mid-Cap Equity Index Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds Mid-Cap Equity Index Fund (Target Fund)	Mutual of America Investment Corporation Mid-Cap Equity Index Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.08%
Other Expenses	1.26%	0.06%

Total Annual Fund Operating Expenses	1.39%	0.14%
Expense Reimbursement	(1.26)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.13%	0.14%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Mid-Cap Equity Index Fund	$13	$319	$657	$1662
Investment Corporation Mid-Cap Equity Index Fund	$14	$45	$79	$180

Institutional Funds International Fund into Investment Corporation International Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds International Fund and the Mutual of America Investment Corporation International Fund. The Annual Fund Operating Expenses for the Investment Corporation International Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds International Fund (Target Fund)	Mutual of America Investment Corporation International Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.08%
Other Expenses	4.71%	0.05%
Acquired Fund Fees and Expenses	0.16%	0.22%

Total Annual Fund Operating Expenses	5.00%	0.35%
Expense Reimbursement	(4.71)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.29%	0.35%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds International Fund	$30	$1,133	$2,348	$5,961
Investment Corporation International Fund	$36	$113	$198	$451

Institutional Funds Money Market Fund into Investment Corporation Money Market Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31 2019, for the Mutual of America Institutional Funds Money Market Fund and the Mutual of America Investment Corporation Money Market Fund. The Annual Fund Operating Expenses for the Investment Corporation Money Market Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds Money Market Fund (Target Fund)	Mutual of America Investment Corporation Money Market Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.15%
Other Expenses	1.28%	0.08%

Total Annual Fund Operating Expenses	1.48%	0.23%
Expense Reimbursement	(1.28)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.20%	0.23%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Money Market Fund	$20	$347	$707	$1,776
Investment Corporation Money Market Fund	$24	$74	$130	$296

Institutional Funds Bond Fund into Investment Corporation Bond Fund

The Annual Fund Operating Expenses shown in the table below are based on expenses for the twelve-month period ended December 31, 2019 for the Mutual of America Institutional Funds Bond Fund and the Mutual of America Investment Corporation Bond Fund. The Annual Fund Operating Expenses for the Investment Corporation Bond Fund after giving effect to the Reorganization are not expected to be different than current Annual Fund Operating Expenses.

	Mutual of America Institutional Funds Bond Fund) (Target Fund)	Mutual of America Investment Corporation Bond Fund (Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)
Wire Transfer Fees	$0 - $50	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.39%
Other Expenses	1.37%	0.05%

Total Annual Fund Operating Expenses	1.82%	0.44%
Expense Reimbursement	(1.37)%*	0

Total Annual Fund Operating Expenses After Expense Reimbursement	0.45%	0.44%

*

The Adviser contractually agreed beginning as of April 1, 2002 to limit the Institutional Fund’s total operating expenses (excluding any extraordinary expenses that may arise and charges incurred in trading portfolio securities) to its investment management fees. This contractual obligation may not be terminated before April 30, 2021, and will continue for each succeeding 12 month period thereafter, unless either Institutional Funds gives not less than 30 days’ notice of termination to the Adviser or the Adviser gives written notice of termination to Institutional Funds within a 45 calendar day period prior to the next May 1. The Example below reflects the expense reimbursement for the first year only.

These Examples are intended to help you compare the cost of investing in the Institutional Funds and the Investment Corporation Funds with the cost of investing in other mutual funds. The Examples assume: (a) that you invest $10,000 in the Institutional Funds and the Investment Corporation Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) all dividends and distributions are reinvested, (c) a 5% return each year and (d) operating expenses remain the same. Although your actual costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Funds Bond Fund	$46	$448	$890	$2,205
Investment Corporation Bond Fund	$45	$142	$249	$567

Comparison of Investment Objectives

Each Institutional Fund and its corresponding Investment Corporation Fund have identical investment objectives.

Institutional Funds Equity Index Fund and Investment Corporation Equity Index Fund: The Fund seeks investment results that correspond to the investment performance of the S&P 500® Index.

Institutional Funds All America Fund and Investment Corporation All America Fund: The Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

Institutional Funds Small Cap Value Fund and Investment Corporation Small Cap Value Fund: The Fund seeks capital appreciation.

Institutional Funds Small Cap Growth Fund and Investment Corporation Small Cap Growth Fund: The Fund seeks capital appreciation.

Institutional Funds Mid-Cap Equity Index Fund and Investment Corporation Mid-Cap Equity Index Fund: The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Institutional Funds International Fund and Investment Corporation International Fund: The Fund seeks capital appreciation.

Institutional Funds Money Market Fund and Investment Corporation Money Market Fund: The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Institutional Funds Bond Fund and Investment Corporation Bond Fund: The primary investment objective of the Fund is to provide a high level of current income. The secondary objective is the preservation of shareholders’ capital.

Comparison of Principal Investment Strategies

The principal investment strategies of each Institutional Fund are identical to those of its corresponding Investment Corporation Fund. The following pages provide the principal investment strategies of each Institutional Fund.

For more information concerning investment strategies and restrictions, see the Investment Corporation Summary Prospectus that accompanies this Prospectus/Information Statement.

Each Institutional Fund and its corresponding Investment Corporation Fund have identical principal investment strategies that are described as follows:

Institutional Funds Equity Index Fund and Investment Corporation Equity Index Fund:

The Fund invests primarily in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The components of the Index are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. Under normal circumstances, at least 80% of the Fund’s total assets are invested in securities included in the S&P 500® Index, which at December 31, 2019, included companies with market capitalizations from $2.9 billion up to $1.3 trillion. The Fund is rebalanced at approximately the same time that the S&P 500® Index to which the Fund is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter. The Fund will concentrate its investments in an industry or group of industries to the extent that the index being tracked is also so concentrated.

Institutional Funds All America Fund and Investment Corporation All America Fund:

A portion of the Fund’s assets is indexed and a portion is actively managed.

•

Approximately 60% of the Fund’s total assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index with respect to that 60% of the Fund’s assets. The components of the Fund are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. The indexed portion of the Fund is rebalanced at approximately the same time that the S&P 500® Index to which that portion of the Fund is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter.

•

Approximately 40% of the Fund’s total assets are actively managed by the Adviser, with approximately 20% of the Fund’s total assets invested in large and mid-cap growth and value stocks, approximately 10% invested in small-cap growth stocks and approximately 10% in small-cap value stocks. The Adviser generally invests in stocks that it considers undervalued, or to have attractive growth potential, and with the potential for investment returns that outperform their peer companies, based on bottom-up fundamental company research, including analysis of business models, financial statements, measures of earnings and cash flow, and potential for long-term growth in sales and cash flow.

Under normal circumstances, at least 80% of the Fund’s total assets are invested in securities of companies that are listed or principally traded on a United States stock exchange.

Institutional Funds Small Cap Value Fund and Investment Corporation Small Cap Value Fund:

The Fund invests primarily in value stocks issued by companies with small sized market capitalizations that the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. The Fund will concentrate its investments in an industry or group of industries, generally to the extent that its benchmark index is also so concentrated. Currently, the Fund has a concentration in the stocks of financial companies. Companies with small-sized market capitalizations are typically those companies with market capitalizations of less than $5.0 billion.

•	At least 80% of the Fund’s total assets are invested in small-cap value stocks and at least 85% of the Fund’s total assets will be invested in equity securities.

Institutional Funds Small Cap Growth Fund and Investment Corporation Small Cap Growth Fund:

The Fund invests primarily in growth stocks issued by companies with small sized market capitalizations that the Adviser believes to possess the potential for capital appreciation, based on a bottom-up fundamental stock selection process. The process includes analysis of a company’s business and financial models, as well as understanding its financial statements, to assess the potential for long-term growth in sales and cash flow. The Fund will concentrate its investments in an industry or group of industries, generally to the extent that its benchmark index is also concentrated in that industry or group of industries. Currently, the Fund has a concentration in the stocks of health care and technology companies. Companies with small-sized market capitalizations are typically those companies with market capitalizations less than $5.0 billion.

•	At least 80% of the Fund’s total assets are invested in small-cap growth stocks and at least 85% of the Fund’s total assets will be invested in equity securities.

Institutional Funds Mid-Cap Equity Index Fund and Investment Corporation Mid-Cap Equity Index Fund:

The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The components of the Index are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. Under normal circumstances, at least 80% of the Fund’s total assets are invested in securities included in the S&P 400® Index, which as of December 31, 2019, included companies with market capitalizations from $1.0 billion up to $12.6 billion. The Fund is rebalanced at approximately the same time that the S&P MidCap 400® Index to which the Fund is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter. The fund will concentrate its investments in an industry or group of industries to the extent that the index being tracked is also so concentrated.

Institutional Funds International Fund and Investment Corporation International Fund:

Under normal circumstances, at least 80% of the Fund’s total assets will be invested, directly or indirectly, in stocks of large and mid-cap companies in developed market countries located outside the United States and Canada represented in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”) through the purchase of such stocks or exchange traded funds designed to track the MSCI EAFE Index. The Fund also invests in exchange traded funds that own emerging market securities.

Institutional Funds Money Market Fund and Investment Corporation Money Market Fund:

The Fund invests in money market instruments that meet certain requirements. The Fund is considered to be an institutional money market fund because it is not limited to investments by natural persons, and it does not maintain a stable net asset value.

•	The dollar weighted average maturity of the instruments the Fund holds will be short-term — 60 days or less.

•	The Fund will purchase only securities with a remaining maturity of 397 calendar days or less that present minimal credit risks to the Fund.

•	The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

Institutional Funds Bond Fund and Investment Corporation Bond Fund:

The Fund invests primarily in publicly-traded, investment-grade debt securities.

•

At least 80% of the Fund’s total assets are invested in investment grade securities issued by U.S. corporations or by the U.S. Government or its agencies, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities. Bonds are debt instruments that can be issued by the federal government, government agencies and subdivisions, states, cities, corporations and other institutions.

•

Although the Fund only purchases investment-grade bonds, the Fund may continue to hold certain corporate bonds in the Fund’s portfolio that are downgraded to below investment grade, commonly referred to as “high yield” or “junk bonds.”

•

The Adviser evaluates each security to be purchased and selects securities based on duration, seeking to maintain duration for the Fund overall within +/- 10% of the duration of its benchmark; credit quality as determined by fundamental financial analysis focused on the issuer’s ability to repay debt; and interest income anticipated to be generated.

Comparison of Principal Investment Risks

Like all investments, an investment in each Fund involves risk. The principal investment risks applicable to each Institutional Fund are identical to the risks of its corresponding Investment Corporation Fund. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

As with any mutual fund, the value of a Fund’s shares will change, and loss of money is a risk of investing in the Fund. A variety of factors can affect the investment performance of a Fund and prevent it from achieving its objective.

The following are the principal investment risks of each Institutional Fund and its corresponding Investment Corporation Fund. See Appendix C – Descriptions of Principal Investment Risks” for more information about each risk.

Institutional Funds Equity Index Fund and Investment Corporation Equity Index Fund:

General risk, Company risk, Market risk, Concentration risk, Index Tracking Error risk, Passive Investment risk, Large Cap risk, Stock risk.

Institutional Funds All America Fund and Investment Corporation All America Fund:

General risk, Company risk, Market risk, Active Management risk, Index Tracking Error risk, Passive Investment risk, Growth Stock risk, Value Stock risk, Large Cap risk, Mid-Cap risk, Small Cap risk, Stock risk.

Institutional Funds Small Cap Value Fund and Investment Corporation Small Cap Value Fund:

General risk, Company risk, Market risk, Active Management risk, Concentration risk, Small-Cap risk, Value Stock risk, Financial Industry risk, Stock risk.

Institutional Funds Small Cap Growth Fund and Investment Corporation Small Cap Growth Fund:

General risk, Company risk, Market risk, Active Management risk, Concentration risk, Small-Cap risk, Growth Stock risk, Health Care Industry risk, Technology Industry risk, Stock risk.

Institutional Funds Mid-Cap Equity Index Fund and Investment Corporation Mid-Cap Equity Index Fund:

General risk, Company risk, Market risk, Concentration risk, Index Tracking Error risk, Passive Investment risk, Mid-Cap risk, Stock risk.

Institutional Funds International Fund and Investment Corporation International Fund:

General risk, Company risk, Market risk, Active Management risk, Foreign Investment risk, Emerging Markets risk, ETF risk, Stock risk, Eurozone Investment risk.

Institutional Funds Money Market Fund and Investment Corporation Money Market Fund:

General risk, Market risk, Money Market risk, U.S. Government Securities risk, Interest Rate risk, Management risk.

Institutional Funds Bond Fund and Investment Corporation Bond Fund:

General risk, Market risk, Active Management risk, Interest Rate risk, Mortgage risk, Zero Coupon risk, Corporate Debt risk, Credit risk, Call risk, Liquidity risk, Extension risk, Prepayment risk.

Comparison of Fundamental Investment Restrictions

Fundamental investment restrictions cannot be changed without shareholder approval of the affected Fund. Each Institutional Fund and its corresponding Investment Corporation Fund have the same fundamental investment restrictions.

Comparison of Fund Performance

The Table below provides some indication of the risks of investing in an Institutional Fund and its corresponding Investment Corporation Fund. The table shows the average annual total returns (before and after taxes) for the periods ending December 31, 2019, of an Institutional Fund and its corresponding Investment Corporation Fund. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results of those periods would have been lower.

A Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future Current performance may be lower or higher. Please visit https://www.institutionalfunds.com for the Institutional Funds and http://www.mutualofamerica.com for the Investment Corporation Funds’ updated performance.

Equity Index Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Equity Index Fund
Return before taxes	31.45%	11.58%	13.43%
Return after taxes on distributions	29.12%	9.77%	11.16%
Return after taxes on distributions and sales of shares	19.41%	8.55%	10.30%
Investment Corporation Equity Index Fund
Return before taxes	31.31%	11.52%	13.35%
Return after taxes on distributions	29.90%	10.03%	12.22%
Return after taxes on distributions and sales of shares	18.84%	8.51%	10.63%

All America Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds All America Fund
Return before taxes	28.14%	9.46%	11.92%
Return after taxes on distributions	21.46%	6.91%	9.47%
Return after taxes on distributions and sales of shares	20.41%	6.91%	9.18%
Investment Corporation All America Fund
Return before taxes	28.36%	9.39%	12.03%
Return after taxes on distributions	25.68%	6.74%	10.14%
Return after taxes on distributions and sales of shares	18.02%	6.61%	9.32%

Small Cap Value Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Small Cap Value Fund
Return before taxes	19.19%	4.96%	9.35%
Return after taxes on distributions	17.99%	3.58%	7.55%
Return after taxes on distributions and sales of shares	11.66%	3.53%	6.95%
Investment Corporation Small Cap Value Fund
Return before taxes	19.10%	5.02%	9.59%
Return after taxes on distributions	17.07%	3.33%	8.25%
Return after taxes on distributions and sales of shares	12.33%	3.60%	7.56%

Small Cap Growth Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Small Cap Growth Fund
Return before taxes	26.67%	7.73%	11.31%
Return after taxes on distributions	25.92%	5.98%	9.59%
Return after taxes on distributions and sales of shares	16.20%	5.74%	9.00%
Investment Corporation Small Cap Growth Fund
Return before taxes	26.59%	7.66%	11.48%
Return after taxes on distributions	24.02%	5.58%	9.96%
Return after taxes on distributions and sales of shares	17.30%	5.69%	9.22%

Mid-Cap Equity Index Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Mid-Cap Equity Index Fund
Return before taxes	26.06%	8.84%	12.55%
Return after taxes on distributions	24.30%	6.28%	9.76%
Return after taxes on distributions and sales of shares	16.05%	6.27%	9.54%
Investment Corporation Mid-Cap Equity Index Fund
Return before taxes	26.01%	8.83%	12.51%
Return after taxes on distributions	23.37%	6.61%	10.81%
Return after taxes on distributions and sales of shares	16.56%	6.39%	9.90%

International Fund	Past One Year	Past Five Years	For Ten Years
Investment Corporation International Fund
Return before taxes	21.01%	5.69%	5.31%
Return after taxes on distributions	19.85%	4.65%	4.41%
Return after taxes on distributions and sales of shares	12.39%	3.92%	3.78%

Institutional Funds Because the Institutional Funds International Fund commenced operations on or after May 1, 2019, information regarding performance for a full calendar year is not available as of December 31, 2019.

Money Market Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Money Market Fund	2.05%	0.95%	0.48%
Investment Corporation Money Market Fund	2.01%	0.89%	0.36%

Bond Fund	Past One Year	Past Five Years	Past Ten Years
Institutional Funds Bond Fund
Return before taxes	7.29%	3.11%	3.77%
Return after taxes on distributions	6.11%	1.83%	2.38%
Return after taxes on distributions and sales of shares	4.31%	1.80%	2.33%
Investment Corporation Bond Fund
Return before taxes	7.65%	3.25%	4.19%
Return after taxes on distributions	6.56%	2.03%	3.02%
Return after taxes on distributions and sales of shares	4.53%	1.94%	2.75%

Management of the Funds

Investment Adviser

The investment adviser for each Institutional Fund and each Investment Corporation Fund is Mutual of America Capital Management LLC (the “Adviser”). The Adviser will remain the investment manager of the Investment Corporation Funds after the Reorganization.

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company. The Adviser’s address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

As compensation for its services to each of the Funds, the Funds pay the Adviser a fee at an annual rate of net assets, calculated as a daily charge. The following table shows the annual investment management fee ratio for each Institutional Fund and its corresponding Investment Corporation Fund.

Institutional Funds		Investment Corporation Funds

	Advisory Fee		Advisory Fee

Equity Index Fund	0.125%	Equity Index Fund	0.075%

All America Fund	0.50%	All America Fund	0.40%

Small Cap Value Fund	0.85%	Small Cap Value Fund	0.75%

Small Cap Growth Fund	0.85%	Small Cap Growth Fund	0.75%

Mid-Cap Equity Index Fund	0.125%	Mid-Cap Equity Index Fund	0.075%

International Fund	0.125%	International Fund	0.075%

Money Market Fund	0.20%	Money Market Fund	0.15%

Bond Fund	0.45%	Bond Fund	0.39%

Portfolio Manager

Each of the Institutional Funds will be reorganized into a corresponding Investment Corporation Fund that has the same portfolio management team. The current portfolio manager listed for each Institutional Fund is the same portfolio manager that will continue to manage the Investment Corporation Fund following the Reorganization.

Institutional Fund	Portfolio Manager	Investment Corporation	Portfolio Manager

Equity Index Fund	Jamie A. Zendel, Senior Vice President of the Adviser	Equity Index Fund	Same

Institutional Fund	Portfolio Manager	Investment Corporation	Portfolio Manager

All America Fund

Joseph R. Gaffoglio, Executive Vice President and Chief Operating Officer of the Adviser, large cap value and large cap growth segments of the Fund.

Stephen J. Rich, President and Chief Executive Officer of the Adviser, and Brittain Ezzes, Executive Vice President of the Adviser,

small cap and mid-cap value segments of the Fund.

Marguerite Wagner, Executive Vice President of the Adviser, small cap growth and mid-cap core segments of the Fund.

Jamie A. Zendel, Senior Vice President of the Adviser, indexed portion of the Fund.

		All America Fund	Same
Small Cap Value Fund	Stephen J. Rich, President and Chief Executive Officer of the Adviser, and Brittain Ezzes, Executive Vice President of the Adviser.	Small Cap Value Fund	Same
Small Cap Growth Fund	Marguerite Wagner, Executive Vice President of the Adviser	Small Cap Growth Fund	Same
Mid-Cap Equity Index Fund	Jamie A. Zendel, Senior Vice President of the Adviser	Mid-Cap Equity Index Fund	Same
International Fund	Jamie A. Zendel, Senior Vice President of the Adviser	International Fund	Same
Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser: Fixed income investment strategy and day-to-day operations of the Fund

Jacqueline Sabella, Senior Vice President of the Adviser: Mortgage-backed securities segment of the Fund

		Bond Fund	Same

Principal Underwriter

The address of Institutional Funds’ principal underwriter, Mutual of America Securities LLC, and Mutual of America Investment Corporation’s principal underwriter, Mutual of America Life Insurance Company, is 320 Park Avenue, New York, New York 10022-6839. It is anticipated that Mutual of America Securities LLC will become the principal underwriter of Investment Corporation Funds at approximately the time of the Reorganization.

Other Service Providers

	Institutional Funds	Investment Corporation
Accounting Services Agent and Transfer Agent	State Street Bank and Trust Company (“State Street”) serves as transfer agent and dividend disbursing agent for Institutional Funds shares. State Street’s address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

FIS Investor Services serves as transfer agent for Investment Corporation. FIS’s address is Mutual of America Investment Corporation c/o FIS Investor Services, P.O. Box 182572, Columbus, OH 43218, or by overnight service to Mutual of America Investment Corporation c/o FIS Investor Services, 4249 Easton Way, Suite 400, Columbus, OH 43219.

Custodian	Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005	Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005
Independent Registered Public Accounting Firm	KPMG LLP, 345 Park Avenue, New York, NY 10154	KPMG LLP, 345 Park Avenue, New York, NY 10154

Purchase, Redemption and Exchange of Fund Shares

Following the Reorganization, you may purchase shares of the Investment Corporation Funds from the Funds’ transfer agent or through investment representatives who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

The Investment Corporation Funds consider a purchase or sale order as received when an investment representative receives the order in good order before 4:00 p.m. Eastern Time. These orders will be priced based on a Fund’s NAV next computed after such order is received by the investment representative. It is the responsibility of the investment representative to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of a Fund to timely receive an order must be settled between the investor and the investment representative placing the order.

Purchases of the Investment Corporation Funds may be made on any business day. This includes any days on which the Investment Corporation Funds are open for business, other than weekends and days on which the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The minimum initial investment in each Investment Corporation Fund is $3,000. Subsequent investments in all Investment Corporation Funds must be at least $100. Shares of the Funds are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Funds by check or wire, as described below.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, starter checks, traveler’s checks, money orders, cash, and credit card convenience checks are not accepted.

A Fund or the Adviser may waive its minimum purchase requirement, or a Fund may reject a purchase order, if it is deemed to be in the best interest of either the Fund and/or its shareholders.

Instructions for Opening or Adding to an Account

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you is that when you open an account, you are required to provide your name, residential address, date of birth, and identification number. We may require other information that will allow us to identify you.

Foreign Investors

Each Investment Corporation Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number. Funds are only offered for sale in the United States and are not available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds as a U.S. mutual fund.

By Regular Mail or Overnight Service

Initial Investment:

If you would like to open an account, you will first need to complete an Account Application. You can obtain an Account Application by calling the Investment Company’s Customer Service at 1-800-914-8716.

1.

Carefully read and complete an account application. Establishing your account privileges now saves you the inconvenience of having to add them later. Purchase orders must be received by the Fund in “good order”. This means your completed account application must be accompanied by payment for the shares you are purchasing.

2.	Make check or certified check payable to Mutual of America Investment Corporation the applicable Fund.

3.	Mail to: Mutual of America Investment Corporation, c/o FIS Investor Services 4249 Easton Way Columbus, OH 43219.

Subsequent Investments:

Subsequent investments can be made by check or certified check payable to the applicable Fund and mailed to the address indicated above. Your account number should be written on the check.

By Telephone

If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling the Investment Company’s Customer Service at 1-800-914-8716 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

By ACH

Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment: Before wiring funds, call 1-800-914-8716 to advise that an initial investment will be made by wire and to receive an account number and wire instructions.

By Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemption of Shares

The Investment Corporation Funds redeem all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request with cash holdings or through sale of assets by the Fund, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

In the unlikely event that the Investment Corporation Money Market Fund’s weekly liquid assets fall below 30% of its total assets, and if the Board of Directors determines that it is in the best interests of the Money Market Fund, then the Money Market Fund may impose a liquidity fee as early as the same day of up to 2% on all redemptions or may temporarily suspend redemptions for up to 10 business days in any 90 day period. The Money Market Fund will discontinue the redemption fee or suspension of redemptions once the fund’s weekly liquid assets have risen to or above 30% of the Fund’s total assets, or earlier if the Board of Directors determines that it is in the best interests of the Fund to do so.

In the unlikely event that the Money Market Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, then the Money Market Fund must impose a liquidity fee of 1% on all redemptions the next business day, unless the Board of Directors determines that it would not be in the best interests of the Money Market Fund to impose such a fee, or unless the Board of Directors determines that a higher (up to 2%) or lower fee would be in the best interests of the Money Market Fund.

The Money Market Fund will notify shareholders about the imposition and lifting of redemption fees and redemption suspensions by posting a notice on the Mutual of America Life Insurance Company website. The proceeds of any redemption fee will be added to the net assets of the Money Market Fund. If the Money Market Fund’s weekly liquid assets fall below 10% of its total assets, and the Board of Directors determines that it would not be in the best interests of the Fund to continue operations, the Money Market Fund’s assets would be liquidated and your investment in the Money Market Fund would be redeemed and the proceeds handled in accordance with the terms of your life insurance policy or annuity contract.

Instructions for Selling Shares

For investors whose interest in the Investment Corporation Fund is through an insurance company Separate Account, you can redeem Separate Account units that invest in the fund either by calling 1-800-468-3785, or by written request to your Mutual of America Regional Office, which can be found on www.mutualofamerica.com. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the separate account subaccounts constitutes a redemption order for shares of the corresponding Fund of Investment Corporation. Investment Corporation Fund shares held through a financial intermediary may be redeemed through the financial intermediary. For investors whose interest in the Investment Corporation Fund is through a retirement plan, see your Summary Plan Description or consult with your plan sponsor for information on how to redeem investments through your retirement plan.

Direct investors may sell their shares at any time. Your sales price will be the next NAV after your redemption request that is in good order is received by the Funds, their transfer agent, or your investment representative. Normally the Funds will send proceeds, by check or electronic transfer, within seven (7) days after your request is received. A request for a withdrawal in cash from any Fund constitutes a redemption or sale of shares for a mutual fund shareholder.

By Telephone

The easiest way to redeem shares is by calling 1-800-914-8716. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” Then when you are ready to sell, call and tell us which one of the following options you would like to use:

1.	Mail a check to the address of record;

2.	Wire funds to a previously designated domestic financial institution;

3.	Mail a check to a previously designated alternate address; or

4.	Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

Verifying Telephone Redemptions

The Investment Corporation Funds make every effort to ensure that telephone redemptions are only made by authorized shareholders. You will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions, and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.

By Mail

2(a) Call 1-800-914-8716 to request redemption forms or write a letter of instruction indicating:

•	your Fund and account number

•	amount you wish to redeem

•	address to which your check should be sent

•	account owner signature

2(b) Mail to: Mutual of America Investment Corporation

c/o FIS Investor Services

P.O. Box 182572

Columbus, OH 43218

By Overnight Service

See instruction 2 above.

Send to: Mutual of America Investment Corporation

c/o FIS Investor Services

4249 Easton Way, Suite 400,

Columbus, OH 43219

By ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

By Wire Transfer

You must indicate this option on your application. The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee. Call 1-800-914-8716 to request a wire transfer.

If you call by 4:00 p.m. Eastern Time, your payment normally will be wired to your bank on the next business day.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $100, and you must have a balance of $3,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Redemptions in Writing Required

You must request redemption in writing in the following situations:

1.	Redemptions from Individual Retirement Accounts (“IRAs”).

2.	Circumstances under which redemption requests require a signature guarantee include, but may not be limited to, each of the following:

•	Your account address has changed within the last 14 calendar days.

•	The check is not being mailed to the address on your account.

•	The check is not being made payable to the owner(s) of the account.

•	The redemption proceeds are being transferred to another Fund account with a different registration.

•	The redemption proceeds are being wired to bank instructions not on your account.

Signature guarantees must be obtained from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Redemptions within 10 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

Refusal of Redemption Request

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

Redemption in Kind

The Investment Corporation Funds reserve the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of a Fund’s net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. To the extent feasible, the Fund expects that a redemption in kind would be a pro rata allocation of the Fund’s portfolio. If you receive securities when redeeming your account, the securities will be subject to market fluctuation and you may incur tax and brokerage charges if the securities are sold.

Closing of Small Accounts

If your account value falls below $1,000 due to redemption activity, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the then current NAV.

Undeliverable Redemption Checks

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as “undeliverable” or (2) are not cashed within six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that are not cashed within six months will be canceled and the money reinvested in the Fund.

Exchanging Your Shares

You can exchange your shares in one Fund for shares of another Mutual of America Investment Corporation Fund. No transaction fees are charged for exchanges. An exchange is considered a sale. Consequently, gains from an exchange may be subject to applicable tax.

You must meet the minimum investment requirements for the Fund into which you are exchanging.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to Mutual of America Investment Corporation, c/o FIS Investor Services, 4249 Easton Way, Suite 400, Columbus, OH 43219, or by calling 1-800-914-8716. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your social security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made.

Please refer to “Selling your Shares” for important information about telephone transactions.

Notes on Exchanges

•	The registration and tax identification numbers of the two accounts must be identical.

•	The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Tax Information

Distributions of investment income are generally taxable to you as ordinary income, unless you qualify for tax-exempt treatment under the Internal Revenue Code. Distributions of capital gains may be taxable as either long-term capital gain or ordinary income depending on how long the Fund owned the investments that generated the gains. Fund distributions are taxable whether you receive them in cash or in additional shares.

INFORMATION ABOUT THE REORGANIZATION

General

Shareholders who are concerned about the Reorganization of an Institutional Fund into the corresponding Investment Corporation Fund may redeem or exchange their Institutional Fund shares at any time prior to the consummation of the Reorganization. Exchanges and redemptions are considered taxable event and may result in capital gains or capital loss for tax purposes. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem their shares of an Investment Corporation Fund that they receive in the Reorganization at the shares’ current NAV.

Terms of the Reorganization Plan

The Reorganization Plan is attached as Appendix A to this Prospectus/Information Statement for your review. The following is a brief summary of the principal terms of the Reorganization Plan:

•

Each Institutional Fund will transfer its assets and liabilities to the corresponding Investment Corporation Fund in exchange for shares of the corresponding Investment Corporation Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities;

•

The shares of an Investment Corporation Fund received by the corresponding Institutional Fund will be distributed to the Institutional Fund’s respective shareholders of the corresponding shares pro rata in accordance with the percentage ownership of such shares of the Institutional Fund in full liquidation of the Institutional Fund;

•	After the Reorganization, each Institutional Fund will be terminated, and its affairs will be wound up in an orderly fashion; and

•

The Reorganization will occur on the next business day after the time when the assets of each Institutional Fund and its corresponding Investment Corporation Fund are valued for purposes of the Reorganization (currently scheduled to be on October 23, 2020 or such other date and time as the officers of Institutional Funds and Investment Corporation may determine).

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, as set forth in the Reorganization Plan, by the Institutional Funds Board or the Investment Corporation Board, if it determines that the Reorganization would be inadvisable. Authorized officers of the Institutional Funds Board and Investment Corporation Board also may amend the Reorganization Plan at any time in any manner.

Shares You Will Receive

If the Reorganization occurs, shares of an Investment Corporation Fund your receive in exchange for your Institutional Fund shares will have an aggregate NAV equal to the aggregate NAV of your corresponding Institutional Fund shares as of the close of business on the business day before the Closing Date of the Reorganization. You will have voting rights substantially similar to those you currently have, but as a shareholder of an Investment Corporation Fund. All investment allocations that you have elected will remain available and in effect after the Reorganization unless you direct that the elections be changed.

Reasons for the Reorganization

At a meeting held on April 30, 2020, the Institutional Funds Board, including all of the Directors who are not “interested persons” of Institutional Funds, unanimously approved the Reorganization Plan and the resulting Reorganization. The Institutional Fund Board further determined that the Reorganization Plan and the resulting Reorganization, would be in the best interests of each Institutional Fund, and that the interests of existing shareholders of each Institutional Fund would not be diluted as a result of the Reorganization. Similarly, the Investment Corporation Board, including all of the Independent Directors, unanimously approved the Reorganization Plan and the Reorganization. The Investment Corporation Board further determined that the Reorganization Plan and the resulting Reorganization would be in the best interest of each Investment Corporation Fund and that the interests of existing shareholders of each Investment Corporation Fund would not be diluted as a result of the Reorganization.

In proposing the Reorganization, Fund management presented at the April 30, 2020 meeting of the Board of Institutional Funds and Investment Corporation, the rationale for the Reorganization and, in particular identified, the following factors:

•

Continuity of Investment Objectives, Principal Investment Strategies and Principal Risks. Each Institutional Fund has an identical investment objective, identical fundamental investment restrictions, identical principal investment strategies, and identical investment principal risks as its corresponding Investment Corporation Fund. The mirror-like nature of the Investment Corporation Funds and Institutional Funds will allow Institutional Funds shareholders to maintain continuity in their investment selection;

•

Potential Economies of Scale. The Reorganization of each Institutional Fund is intended to create a larger fund in its corresponding Investment Corporation Fund, which will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time;

•

Tax-Free Reorganization. For federal income tax purposes, it is anticipated that: the reorganization is expected to be tax-free for shareholders of an Institutional Fund who chooses to remain a shareholder of the corresponding Investment Corporation Fund, while a liquidation or shareholder redemption would be a realization event for tax purposes;

•	Reorganization Expenses. The costs of the Reorganization would be paid by the Adviser;

•

Consolidation of Redundant Funds. The Reorganization will enable Institutional Funds and Investment Corporation to consolidate similar funds in two affiliated fund families into a fund complex that offers a wider range of mutual fund offerings;

•

Comparable Overall Expenses. As shown in the chart below, the difference in total operating expenses of the Funds is generally not significant. Additionally, while Mutual of America Capital Management LLC (the “Adviser”) is currently reimbursing the expenses of the Institutional Funds, the reimbursement agreement with the Adviser could be terminated by the Adviser after April 30, 2021, which would result in substantially higher costs for shareholders of the Institutional Funds. The Reorganization will result in greater certainty as to total expenses for each Fund.

	Current Institutional Funds Fees and Expenses (Net of Expense Reimbursement)	Institutional Funds Fees and Expenses Without Expense Reimbursement	Current and After Reorganization Investment Corporation Funds Fees and Expenses
Equity Index Fund	0.13%	1.26%	0.13%
All America Fund	0.50%	2.40%	0.49%
Small Cap Value Fund	0.85%	2.45%	0.81%
Small Cap Growth Fund	0.85%	2.60%	0.81%
Mid-Cap Equity Index Fund	0.13%	1.39%	0.14%
International Fund	0.29%	5.00%	0.35%
Money Market Fund	0.20%	1.48%	0.23%
Bond Fund	0.45%	1.82%	0.44%

•	Continuity of Portfolio Management. Each Institutional Fund will be reorganizing into a corresponding Investment Corporation Fund that has the same portfolio management team; and

•	No Shareholder Dilution. The Reorganization will occur at the NAV of each Institutional Fund and therefore will not dilute the interests of the Institutional Fund shareholders.

Other considerations of the Institutional Funds Board include:

•	The recommendations of the Adviser with respect to the Reorganization;

•	The potential efficiencies and economies of scale that are expected to result from the Investment Corporation Fund’s larger net asset size;

•	The benefits and any disadvantages to shareholders of the Institutional Fund expected to result from the proposed Reorganization ;

•	The benefits to the Adviser and its affiliates expected to result from the proposed Reorganization;

•

The annual fund operating expenses and shareholder fees and services that Institutional Fund shareholders are expected to pay as shareholders of the Investment Corporation Fund after the proposed Reorganization;

•	The similarities and differences in the investment objectives and principal investment strategies, policies and risks of each Investment Corporation Fund and the corresponding Institutional Fund; and

•	The continuity of investment services that will be provided to the combined portfolio of each Fund after the proposed Reorganization.

In considering the approval of the Reorganization Plan, the Institutional Funds Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Institutional Funds’ surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Institutional Funds Board concluded that the approval of the Reorganization Plan was in the best interest of each Institutional Fund and that the interest of existing shareholders of an Institutional Fund would not be diluted as a result of the Reorganization.

Material Differences between the Rights of Institutional Funds Shareholders and Investment Corporation Funds Shareholders

There are no material differences in the rights of shareholders of Institutional Funds and Investment Corporation Funds, provided that due to significantly higher assets of the Investment Corporation Funds, current Institutional Funds shareholders will own a significantly smaller portion of the total shares outstanding.

Capitalization

The following table shows on an unaudited basis the capitalization of each Institutional Fund and its corresponding Investment Corporation fund as of July 31, 2020, and on a pro-forma combined basis, giving effect to the reorganization of assets and liabilities of each Institutional Fund by the corresponding Investment Corporation fund at NAV as of that date.

	Institutional Funds	Investment Corporation Funds	Pro Forma Adjustments	Investment Corporation Funds Pro Forma Combined
Equity Index Fund
Net Asset Value	$73,760,111	$3,304,471,811		$3,378,231,922
Shares Outstanding	5,651,002	674,513,949	9,405,094	689,570,045
Net Asset Value per share	$13.05	$4.90		$4.90
All America Fund
Net Asset Value	$7,100,887	$276,149,539		$283,250,426
Shares Outstanding	690,137	116,173,477	2,297,120	119,160,734
Net Asset Value per share	$10.29	$2.38		$2.38
Small Cap Value Fund
Net Asset Value	$11,927,425	$380,861,313		$392,788,738
Shares Outstanding	1,313,489	333,144,882	9,119,683	343,578,054
Net Asset Value per share	$9.08	$1.14		$1.14
Small Cap Growth Fund
Net Asset Value	$13,367,846	$554,906,995		$568,274,840
Shares Outstanding	997,401	355,289,433	7,561,589	363,848,423
Net Asset Value per share	$13.40	$1.56		$1.56

	Institutional Funds	Investment Corporation Funds	Pro Forma Adjustments	Investment Corporation Funds Pro Forma Combined
Mid-Cap Equity Index Fund
Net Asset Value	$34,243,981	$1,477,118,265		$1,511,362,246
Shares Outstanding	3,300,347	721,815,719	13,433,657	738,549,724
Net Asset Value per share	$10.38	$2.05		$2.05
International Fund
Net Asset Value	$8,167,065	$708,462,411		$716,629,476
Shares Outstanding	869,566	862,474,654	9,072,755	872,416,975
Net Asset Value per share	$9.39	$0.82		$0.82
Money Market Fund
Net Asset Value	$22,985,752	$125,190,446		$148,176,198
Shares Outstanding	2,187,381	101,275,273	16,407,423	119,870,077
Net Asset Value per share	$10.5083	$1.2361		$1.2361
Bond Fund
Net Asset Value	$55,571,312	$1,758,420,203		$1,813,991,515
Shares Outstanding	5,235,117	1,110,425,311	29,857,328	1,145,517,756
Net Asset Value per share	$10.62	$1.58		$1.58

Additional Information

Information about Institutional Funds is incorporated by reference from the current Institutional Funds prospectus and information about Investment Corporation Funds is incorporated by reference form the current Investment Corporation prospectus, both of which are available upon request without charge.

How to Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the Registration Statement, SAI or of Funds’ most recent annual and semi-annual financial statements, by:

•	electronic request at this e-mail address: publicinfo@sec.gov.,

•	writing to us at Mutual of America, 320 Park Avenue, New York, NY 10022-6839, or

•	calling 1-800-468-3785

You may also obtain the SAI and annual and semi-annual reports for Institutional Funds free of charge through the Institutional Funds website at http://www.institutionalfunds.com. You may also obtain the SAI and annual and semi-annual reports for the Investment Corporation Funds free of charge through the Mutual of America website at http://www.mutualofamerica.com.

The SEC has an Internet website at http://www.sec.gov. You may obtain the Funds’ Registration Statements, including the SAIs, and their semi-annual and annual reports through the SEC’s Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the SEC’s Public Reference Section, Washington, DC 20549-1520. You can call the SEC at 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 14th day of September, 2020, among Mutual of America Institutional Funds, Inc., a Maryland corporation (the “Target Corporation”), on behalf of the following series of the Target Corporation (each, a “Target Fund” and collectively, the “Target Funds”):

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid-Cap Equity Index Fund

International Fund

Bond Fund

Money Market Fund

Mutual of America Investment Corporation, a Maryland corporation (the “Acquiring Corporation”), a Maryland corporation, on behalf of the following series of the Acquiring Corporation (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”):

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid-Cap Equity Index Fund

International Fund

Bond Fund

Money Market Fund

and, solely for purposes of Article 9, Mutual of America Capital Management LLC (the “Adviser”), adviser to each Target Fund and Acquiring Fund. Each Target Fund and Acquiring Fund is sometimes referred to herein as a “Fund” and each Target Corporation and Acquiring Corporation is sometimes referred to herein as a “Corporation”. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund and of and by the Corporation of which that Fund is a series, on that Fund’s behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Corporation of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Corporation (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Corporation of its Obligations set forth herein.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the corresponding Acquiring Fund will consist of: (a) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund (as set forth on Exhibit A) in exchange solely for shares of beneficial interest of the corresponding shares of the corresponding Acquiring Fund (as set forth on Exhibit A) (“Acquiring Fund Shares”) and the assumption by such Acquiring Fund of all the liabilities of the corresponding Target Fund; and (b) the pro rata distribution of all Acquiring Fund Shares received by the Target Fund to the shareholders of the corresponding shares of such Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization”). The foregoing will be effected pursuant to this Agreement and the Target each Corporation’s Articles of Incorporation (“Articles of Incorporation”).

WHEREAS, each Acquiring Fund is a separate series of the Acquiring Corporation, each Target Fund is a separate series of the Target Corporation, and each of the Acquiring Corporation and the Target Corporation is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Target Fund and each Acquiring Fund has elected to be treated as a regulated investment company (a “RIC”) under Sections 851 et seq. of the Code and is treated as a separate corporation and taxpayer for federal income tax purposes;

WHEREAS, each Target Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its respective Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Target Corporation and the Acquiring Corporation (each a “Board”) have each made the determinations required by Rule 17a-8 under the 1940 Act with respect to its respective Funds.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION

1.1 DESCRIPTION OF EACH REORGANIZATION. It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others and a party that is not a party to a Reorganization shall incur no obligations, duties, or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one Reorganization should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2 THE EXCHANGES. Subject to the terms and conditions contained herein, and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer all of its assets, as set forth in Section 1.3, to the corresponding Acquiring Fund. In consideration therefor, each Acquiring Fund agrees: (a) to issue and deliver to the corresponding Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (b) to assume all the Liabilities (as defined in Section 1.4) of the corresponding Target Fund, as set forth in Section 1.4. All Acquiring Fund Shares delivered to the corresponding Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (each closing referred to herein as the “Closing”).

1.3 ASSETS TO BE TRANSFERRED. Each Target Fund shall transfer all of its assets, property, and goodwill to the corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by such Target Fund, any deferred or prepaid expenses shown as an asset on the books of such Target Fund as of the Closing, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), contract rights and other intangibles that are owned by such Target Fund as of the Closing (“Assets”). Each Target Fund will, within a reasonable period of time, as agreed to by the parties, before the Closing Date, as such term is defined in Section 3.1, furnish the corresponding Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. Each Acquiring Fund will, within a reasonable period of time, as agreed to by the parties, before the Closing Date, furnish the corresponding Target Fund with a list of the securities, if any, on the corresponding Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Target Fund, if requested by the corresponding Acquiring Fund, will dispose of securities on the list provided by the corresponding Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of a Target Fund and the corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the applicable Acquiring Fund with respect to such investments, the corresponding Target Fund, if requested by the corresponding Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require a Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of the Target Corporation or the Adviser, such disposition would adversely affect the status of the applicable Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.4 LIABILITIES TO BE ASSUMED. Each Target Fund will endeavor to discharge all of its known liabilities and obligations before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the applicable Acquiring Fund, which assumed liabilities shall include all of the corresponding Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, including, without limitation, any liabilities of the Target Fund (or the Target Corporation on behalf of the Target Fund) to indemnify directors and officers of the Target Corporation or any other person under the Target Corporation’s Articles of Incorporation or By-Laws, effective as of the Closing Date (“Liabilities”). Expenses, whether known or unknown as of the Valuation Time, as such term is defined in Section 2.1, associated with any asserted or unasserted potential legal claims (that are Assets of a Target Fund as set forth in 1.3) shall be considered Liabilities of the Target Fund.

1.5 LIQUIDATING DISTRIBUTION. As of the Effective Time, as such term is defined in Section 3.1, each Target Fund will distribute in complete liquidation of the Target Fund all Acquiring Fund Shares received pursuant to Section 1.2 to its shareholders of record with respect, determined as of the Closing Date (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis. Such distribution will be accomplished with respect to a Target Fund by the transfer of the applicable Acquiring Fund Shares then credited to the account of a Target Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders as of the Closing. All issued and outstanding shares of each Target Fund will simultaneously be cancelled on the books of each Target Fund and retired. Each Acquiring Fund shall not be required to issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the respective Acquiring Fund’s transfer agent. Each Acquiring Fund will issue Acquiring Fund Shares to its corresponding Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Target Fund Shareholders.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.5 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of a Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 LIQUIDATION AND TERMINATION. Each Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the State of Maryland and be terminated as a series of the applicable Corporation, and will terminate its registration under the 1940 Act, promptly following the Closing and the making of all distributions pursuant to Section 1.5. After the Effective Time, each Target Fund shall not conduct any business except in connection with its termination.

1.9 REPORTING. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Target Fund.

1.10 BOOKS AND RECORDS. Each Target Fund shall cause all books and records relating to such Target Fund including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, to be available to the corresponding Acquiring Fund from and after the Closing Date and to be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of a Target Fund’s Assets and Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), in accordance with the corresponding Acquiring Fund’s then current prospectus and Statement of Additional Information under the Securities Act of 1933, as amended (the “1933 Act”).

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share for each computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the exchanges described in Section 1.2, shall be determined by dividing the value of the Assets (net of Liabilities) with respect to the shares of the applicable Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or its corresponding Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net Assets of the Acquiring Fund or its corresponding Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

THE CLOSING

3.1 CLOSING. The Closing for each Reorganization shall occur on October 23, 2020 or such other date(s) as the parties to the respective Reorganization may agree (each closing date referred to herein as the “Closing Date”). All acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing of the Reorganization may be held in person, by facsimile, by email or by such other communication means as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Each Target Fund shall cause its custodian to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other Assets shall have been delivered in proper form to the corresponding Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 TRANSFER AGENT’S CERTIFICATE. Each Target Fund shall cause its transfer agent to deliver to its corresponding Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the (a) each shareholder’s name and address and the number and percentage ownership of outstanding shares owned by each such shareholder as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (b) information and documentation relating to the identification and verification of Target Fund Shareholders required under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations. Each Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to its corresponding Target Fund a confirmation evidencing Acquiring Fund Shares to be credited at the Closing to the Secretary of the Target Corporation or provide evidence satisfactory to such Target Fund that such Acquiring Fund Shares have been credited to the corresponding Target Fund’s account on the books of the applicable Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party bills of sale, checks, assignments, share certificates, receipts, and/or other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS

4.1 REPRESENTATIONS OF EACH TARGET FUND. The Target Corporation, on behalf of each Target Fund, represents and warrants as follows:

(a)         The Target Corporation is a corporation duly organized, validly existing and in good standing under the laws of Maryland.

(b)         The Target Fund is a separate series of the Target Corporation duly authorized in accordance with the applicable provisions of the Target Corporation’s Articles of Incorporation.

(c) The Target Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The execution, delivery, and performance of this Agreement by the Target Corporation on behalf of the Target Fund will not result in, (1) violation of any provision of the Target Corporation’s Articles of

Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Target Fund is a party or by which it is bound.

(e) The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before or as a result of the Closing.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Target Fund or any of its properties or Assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and it is not known to be a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The statement of assets and liabilities, including the schedule of investments, of the Target Fund as of fiscal year ended December 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two (2) years in the period then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly reflect the financial condition in all material respects of the Target Fund as of December 31, 2019, and there are no known Liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, Assets, Liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent Liabilities of the Target Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i) All Federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund; no assessment for Taxes (as defined below), interest, additions to tax or penalties has been asserted against the Target Fund; there are no levies, liens or other encumbrances on the Target Fund or its Assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for Taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of such tax.

(j) All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(k) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s Assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.3, and full right, power, and authority to sell, assign, transfer, and deliver such Assets free and clear of any liens, encumbrances and restrictions on transfer, and the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Board of the Target Corporation required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws relating to or affecting creditors’ rights and to general equity principles. Performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of the Target Corporation.

(m) The information furnished or to be furnished by the Target Fund for use in registration statements and other documents filed or to be filed with any Federal, state, or local regulatory authority, or self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”), that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable Federal securities laws and other laws and regulations.

(n) Any written information furnished by the Target Corporation with respect to the Target Fund for use in the Registration Statement (as defined below) and any supplement or amendment thereto or to the documents included or incorporated by reference therein does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading, and comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations thereunder, provided, however, that the representations and warranties in this subparagraph (n) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the ccorresponding Acquiring Fund for use in the Registration Statement and any supplement or amendment thereto or to the documents included or incorporated by reference therein.

(o) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (1) has elected to be a RIC under Section 851 of the Code, has qualified and intends to continue to qualify for the special tax treatment afforded to RICs under the Code for all of its taxable periods (including the taxable period ending on the Closing Date); (2) has been eligible to compute and has computed its federal income tax under Section 852 of the Code; and (3) on or prior to the Closing Date will have declared and paid a distribution with respect to all of (i) its net investment company taxable income (determined without regard to the deduction for dividends paid) that has accrued or will accrue on or prior to the Closing Date, (ii) the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code that has accrued or will accrue on or prior to the Closing Date, and (iii) its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; (4) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation and taxpayer for federal income tax purposes pursuant to Section 851(g) of the Code; and (5) has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(p) No consent, approval, authorization, or order of any court, governmental authority, or self-regulatory organization is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws.

(q) The current prospectus and statement of additional information of the Target Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and does not or did not at the time of its use include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(r) The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information and with any exemptive and other relief relied upon by the Target Fund, the value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations thereunder and the pricing and valuation policies of the Target Fund, and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) months preceding the date hereof which would have a material adverse effect on such Target Fund or its Assets.

(s) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund.

(t) The Target Fund will not be subject to corporate-level taxation on the sale of any Assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(u) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common stock, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder.

(v) Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.2 REPRESENTATIONS OF EACH ACQUIRING FUND. The Acquiring Corporation, on behalf of each Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Corporation is a corporation duly organized, validly existing and in good standing under the laws of Maryland.

(b) The Acquiring Fund is a separate series of the Acquiring Corporation duly authorized in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation.

(c) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The execution, delivery and performance of this Agreement by the Acquiring Corporation on behalf of the Acquiring Fund will not result in (1) violation of any provision of the Acquiring Trust’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (2) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently known to be pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not known to be a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 2019, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two (2) years in the period then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements fairly reflect the financial condition in all material respects of the Acquiring Fund as of December 31, 2019, and there are no known liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All Federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All Federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. Except as otherwise disclosed to and accepted by the Target Corporation, to the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund; no assessment for Taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Acquiring Fund is not liable for Taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of such tax.

(i) All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund Shares to be issued and delivered to the corresponding Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized, validly issued, fully paid and non-assessable.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Board of the Acquiring Corporation required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, and other laws relating to or affecting creditors’ rights and to general equity principles. Performance of this Agreement will have been duly authorized prior to the Closing by all necessary action, if any, on the part of the Board of the Acquiring Corporation.

(k) The information furnished or to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any Federal, state, or local regulatory authority, or self-regulatory organization, such as FINRA, that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable Federal securities laws and other laws and regulations.

(l) Any written information furnished by the Acquiring Corporation with respect to the Acquiring Fund for use in the Registration Statement and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading, and comply in all material respects with the provisions of the 1933 Act, 1934 Act, and 1940 Act and the rules and regulations thereunder, provided, however, that the representations and warranties in this subparagraph (l) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the corresponding Target Fund for use therein.

(m) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (1) (i) has elected to be a RIC under Section 851 of the Code, (ii) has qualified and will qualify (in the case of the year that includes the Closing Date), and intends to continue to so qualify as a RIC; (2) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; (3) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code; and (4) and has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(n) No consent, approval, authorization, or order of any court, governmental authority, or self-regulatory organization is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws.

(o) The current prospectus and statement of additional information of the Acquiring Fund conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and does not or did not at the time of its use include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information and with any exemptive and other relief relied upon by the Acquiring Fund and the value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations thereunder and the pricing and valuation policies of the Acquiring Fund, and there have been no material miscalculations of the net asset value of the Acquiring Fund or the net asset value per share of the Acquiring Fund during the twelve (12) months preceding the date hereof which would have a material adverse effect on such Acquiring Fund or its assets.

(q) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund.

(r) The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(s) The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and is not liable for any material penalties which could be imposed thereunder.

ARTICLE V

COVENANTS

5.1 Operations in Ordinary Course. Each Acquiring Fund and each Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid Federal income or excise taxes, shareholder purchases and redemptions, and any portfolio transitions and valuation adjustments made pursuant to this Agreement. Notwithstanding the foregoing, each Acquiring Fund may declare and pay, prior to the Valuation Time, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders not more than all of the Acquiring Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, or otherwise recognized prior to the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date or otherwise recognized prior to the Closing Date and not more than all of its net capital gains realized in all taxable periods ending on or before the Closing Date or otherwise recognized prior to the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Acquiring Fund paid tax under Section 852(b)(3)(A) of the Code). Each Acquiring Fund and each Target Fund shall use its reasonable best efforts to preserve intact its business and customer relations necessary to conduct the business operations of each Acquiring Fund and each Target Fund, as appropriate, in the ordinary course in all material respects.

5.2 Necessary Approvals. Each Fund covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

5.3 Additional Information. Each Target Fund will assist its corresponding Acquiring Fund in obtaining such information as an Acquiring Fund reasonably requests concerning the beneficial ownership of the corresponding Target Fund’s shares. The Target Corporation, on behalf of each Target Fund, will provide the corresponding Acquiring Fund with a statement of the respective tax basis and holding period of all investments to be transferred by a Target Fund to the corresponding Acquiring Fund. With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Corporation and the Acquiring Corporation will provide each other and their respective representatives with such cooperation, assistance, and information as is reasonably necessary (a) for the filing of any tax return, for the preparation for any audit, and for the prosecution or defense of any claim, suit, or proceeding relating to any proposed adjustment, and (b) for any financial accounting purpose.

5.4 Further Action. Subject to the provisions of this Agreement, each Target Fund and each Acquiring Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. Each Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5. Tax Matters. Each party and their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any extensions or waivers) has expired all returns, schedules, and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of each Target Fund and each Acquiring Fund for its taxable period first ending after the Closing of the applicable Reorganization and for all prior taxable periods for which the statute of limitations had not run at the time of Closing, provided that the Target Corporation shall not be required to maintain any such documents that it has delivered to the Acquiring Corporation.

5.6 Registration Statement. The Acquiring Corporation will prepare and file with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to each Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include an information statement relating to the Reorganization and a prospectus of each Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable.

5.7 Tax Status. The intention of the parties is that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code. None of the Target Funds, the Acquiring Funds or the Corporations shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code.

5.8 Conditions Precedent. Each Acquiring Fund and each Target Fund shall use reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.9 Acquisition of Liabilities. Each Target Fund agrees that the acquisition of all its Assets and assumption of all Liabilities by the Acquiring Corporation, on behalf of the corresponding Acquiring Fund, includes any right of action against current and former service providers of the respective Target Fund, such right to survive for the statute of limitations of any such claim. For the avoidance of doubt, upon the Closing of a Reorganization of a Target Fund, the Target Corporation hereby assigns to the Acquiring Corporation all rights, causes of action, and other claims against third parties relating to such Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of a Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 The representations, covenants, and warranties of the Acquiring Corporation, on behalf of the applicable Acquiring Fund, made in this Agreement are true and correct in all material respects except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made as of the Closing.

6.2 The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by such Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of an Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 The representations, covenants, and warranties of the Target Corporation, on behalf of the applicable Target Fund, made in this Agreement are true and correct in all material respects except as they may be affected by the transactions contemplated by this Agreement as of the Closing, with the same force and effect as if made as of the Closing.

7.2 The Target Fund shall have delivered to its corresponding Acquiring Fund a statement of assets and liabilities of the Target Fund, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing.

7.3 The Target Fund shall have declared a dividend or dividends with a record date and an ex-dividend date prior to the Closing Date that, together with all previous such dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of Target Fund’s corporate taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), (ii) all of the net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward) and (iii) such other amounts as shall be necessary in order for the representation of such Target Fund set forth in Section 4.1(o)(3) to be correct.

7.4 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of a Target Fund and its corresponding Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1 The Agreement and transactions contemplated herein shall have been approved by the Board of the Target Corporation and the Board of the Acquiring Corporation. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.1.

8.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Acquiring Corporation or the Target Corporation to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Acquiring Corporation deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on a Fund’s assets or properties. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.3 No action, suit or other proceeding shall be threatened (to the knowledge of the Acquiring Fund or Target Fund, as applicable) or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.4 Each Target Fund and each corresponding Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the reorganization after such number has been calculated in accordance with this Agreement.

IX

EXPENSES

The expenses incurred in connection with each Reorganization (“Reorganization Expenses”) will be borne by the Adviser or its affiliate(s). Reorganization Expenses include: (1) Preparing and filing the Registration Statement and the Information Statement, and printing and distributing the Information Statement including any exhibits thereto, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs and (4) securities registration fees related to the Reorganization as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization in each state in which the Target Fund Shareholders are resident as of the date of the mailing of the Information Statement to such shareholders. Notwithstanding the foregoing, Reorganization Expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC. For the purposes of this Section 8, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Target Fund and each Acquiring Fund shall bear its own such costs.

X

MISCELLANEOUS

10.1 This Agreement shall be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of laws.

10.2 This Agreement may be terminated by the mutual agreement of the parties and may be terminated at any time for any reason prior to the Closing Date of the Reorganization upon the vote of a majority of the Board of a Corporation. Further, this Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporations as specifically authorized by the applicable Board.

10.3 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Corporations personally, but shall bind only the property of such Fund. The execution and delivery of this Agreement have been authorized by the directors of each Corporation, on behalf of its respective Fund, and signed by authorized officers of the Corporations acting as such. Neither the authorization by such directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund.

10.4 The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein, except that covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

10.5 A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

10.6 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

10.7 In the event of any such termination, this Agreement shall become void and, in the absence of willful default, there shall be no liability hereunder on the part of any Corporation or any Fund. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

10.8 Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.9 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed all as of the day and year first above written.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

By: /s/ James J. Roth
Name: James J. Roth
Title: Chairman, President, and Chief Executive Officer

MUTUAL OF AMERICA INVESTMENT CORPORATION

By: /s/ James J. Roth
Name: James J. Roth
Title: Chairman, President, and Chief Executive Officer

MUTUAL OF AMERICA CAPITAL MANAGEMENT LLC

By: /s/ Stephen J. Rich
Name: Stephen J. Rich
Title: President and Chief Executive Officer

EXHIBIT A

TARGET FUNDS (INSTITUTIONAL FUNDS)	To be Reorganized into	ACQUIRING FUNDS (INVESTMENT CORPORATION)
Equity Index Fund	g	Equity Index Fund
All America Fund	g	All America Fund
Small Cap Value Fund	g	Small Cap Value Fund
Small Cap Growth Fund	g	Small Cap Growth Fund
Mid-Cap Equity Index Fund	g	Mid-Cap Equity Index Fund
International Fund	g	International Fund
Bond Fund	g	Bond Fund
Money Market Fund	g	Money Market Fund

APPENDIX B – FINANCIAL HIGHLIGHTS – Institutional Funds

The financial highlights tables are intended to help you understand the Institutional Funds’ financial performance. They show performance for five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Fund (assuming reinvestment of all dividends and distributions). This information is excerpted from the financial statements of Institutional Funds, which have been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Institutional Funds’ financial statements, are included in the annual report, which is available upon request.

The total returns shown below would have been lower without expense reimbursements provided by the Adviser.

Income from investment operations and distributions per share for an Institutional Fund share outstanding throughout each of the previous five years ended December 31, 2019 and other supplementary data with respect to each Institutional Fund are presented below and in the pages following.

Equity Index Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.42	$11.80	$10.08	$9.35	$9.70

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.23	0.22	0.20	0.20	0.19
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	3.00	(0.69)	1.95	0.89	(0.07)

Total From Investment Operations	3.23	(0.47)	2.15	1.09	0.12

Less Distributions:
Dividends (From Net Investment Income)	(0.22)	(0.22)	(0.20)	(0.20)	(0.19)
Distributions (From Capital Gains)	(0.55)	(0.69)	(0.23)	(0.16)	(0.28)

Total Distributions	(0.77)	(0.91)	(0.43)	(0.36)	(0.47)

Net Asset Value, End of Period	$12.88	$10.42	$11.80	$10.08	$9.35

Total Return (%) (a)	31.45	(4.57)	21.66	11.83	1.34

Net Assets End of Period (in millions)	54.4	39.9	45.0	37.8	34.0
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	1.91	1.81	1.87	2.06	1.96
Ratio of Expenses to Average Net Assets (%)	1.25	1.34	1.36	1.55	1.63
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.125	0.126	0.125	0.125	0.125
Portfolio Turnover Rate (%) (b)	11.01	11.35	8.37	11.49	5.62

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any. Total return does not reflect certain expenses reduced through expense reimbursement which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Portfolio turnover rate excludes all short-term securities.
(c)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver.
(d)	Amount is less than $0.005 per share.
(e)	Less than half of one basis point in investment management expenses was waived as per the September 2009 investment management fee waiver described in Note 2 to the financial statements.

NA = Not Applicable.

All America Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.23	$11.68	$10.89	$10.16	$10.41

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.24	0.15	0.15	0.16	0.15
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	2.55	(1.06)	1.89	0.97	(0.10)

Total From Investment Operations	2.79	(0.91)	2.04	1.13	0.05

Less Distributions:
Dividends (From Net Investment Income)	(0.19)	(0.13)	(0.14)	(0.15)	(0.15)
Distributions (From Capital Gains)	(2.29)	(0.41)	(1.11)	(0.25)	(0.15)

Total Distributions	(2.48)	(0.54)	(1.25)	(0.40)	(0.30)

Net Asset Value, End of Period	$10.54	$10.23	$11.68	$10.89	$10.16

Total Return (%) (a)	28.14	(8.38)	19.58	11.39	0.47

Net Assets End of Period (in millions)	7.2	11.0	12.9	11.0	10.3
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	1.72	1.22	1.30	1.50	1.40
Ratio of Expenses to Average Net Assets (%)	2.40	2.51	2.47	2.83	2.79
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%) (b)	67.22	20.29	24.66	47.33	14.35

Mid-Cap Equity Index Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.54	$11.78	$11.17	$9.93	$11.70

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.18	0.18	0.17	0.18	0.18
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	2.30	(1.50)	1.61	1.85	(0.43)

Total From Investment Operations	2.48	(1.32)	1.78	2.03	(0.25)

Less Distributions:
Dividends (From Net Investment Income)	(0.19)	(0.14)	(0.16)	(0.13)	(0.17)
Distributions (From Capital Gains)	(0.36)	(0.73)	(1.01)	(0.63)	(1.35)
Return of Capital	—	(0.05)	—	(0.03)	—

Total Distributions	(0.55)	(0.92)	(1.17)	(0.79)	(1.52)

Net Asset Value, End of Period	$11.47	$9.54	$11.78	$11.17	$9.93

Total Return (%) (a)	26.06	(11.30)	15.99	20.56	(2.31)

Net Assets End of Period (in millions)	27.0	22.4	25.0	22.4	19.3
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	1.67	1.51	1.47	1.66	1.49
Ratio of Expenses to Average Net Assets (%)	1.39	1.40	1.44	1.65	1.57
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.125	0.126	0.125	0.125	0.125
Portfolio Turnover Rate (%) (b)	20.03	24.63	25.30	35.13	26.53

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any. Total return does not reflect certain expenses reduced through expense reimbursement which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Portfolio turnover rate excludes all short-term securities.
(c)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver.
(d)	Amount is less than $0.005 per share.
(e)	Less than half of one basis point in investment management expenses was waived as per the September 2009 investment management fee waiver described in Note 2 to the financial statements.

NA = Not Applicable.

Small Cap Value Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.48	$13.24	$13.31	$11.44	$11.96

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.18	0.12	0.23	0.13	0.13
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	1.83	(2.05)	0.86	2.14	(0.53)

Total From Investment Operations	2.01	(1.93)	1.09	2.27	(0.40)

Less Distributions:
Dividends (From Net Investment Income)	(0.17)	(0.08)	(0.22)	(0.13)	(0.12)
Distributions (From Capital Gains)	(0.21)	(0.75)	(0.94)	(0.27)	—

Total Distributions	(0.38)	(0.83)	(1.16)	(0.40)	(0.12)

Net Asset Value, End of Period	$12.11	$10.48	$13.24	$13.31	$11.44

Total Return (%) (a)	19.19	(14.70)	8.22	19.97	(3.48)

Net Assets End of Period (in millions)	11.8	9.6	11.1	10.4	9.0
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	1.63	0.98	1.73	1.12	1.08
Ratio of Expenses to Average Net Assets (%)	2.45	2.08	2.10	2.30	2.35
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.85	0.85	0.85	0.85	0.85
Portfolio Turnover Rate (%) (b)	42.41	28.73	29.77	34.54	20.16

Small Cap Growth Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.14	$13.14	$11.64	$10.79	$12.11

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.01	— (d)	— (d)	—	(0.02)
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	2.70	(1.67)	2.79	0.89	(0.24)

Total From Investment Operations	2.71	(1.67)	2.79	0.89	(0.26)

Less Distributions:
Dividends (From Net Investment Income)	(0.04)	—	— (d)	—	—
Distributions (From Capital Gains)	(0.25)	(1.31)	(1.29)	(0.04)	(1.06)
Return of Capital	—	(0.02)	—	—	—

Total Distributions	(0.29)	(1.33)	(1.29)	(0.04)	(1.06)

Net Asset Value, End of Period	$12.56	$10.14	$13.14	$11.64	$10.79

Total Return (%) (a)	26.67	(12.74)	24.20	8.19	(2.31)

Net Assets End of Period (in millions)	9.8	7.4	8.4	6.9	6.5
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	0.10	0.02	(0.01)	0.02	(0.15)
Ratio of Expenses to Average Net Assets (%)	2.60	2.21	2.25	2.39	2.51
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.85	0.85	0.85	0.85	0.85
Portfolio Turnover Rate (%) (b)	56.89	60.21	61.95	54.20	65.84

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any. Total return does not reflect certain expenses reduced through expense reimbursement which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Portfolio turnover rate excludes all short-term securities.
(c)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver.
(d)	Amount is less than $0.005 per share.
(e)	Less than half of one basis point in investment management expenses was waived as per the September 2009 investment management fee waiver described in Note 2 to the financial statements.

NA = Not Applicable.

Bond Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.57	$9.82	$9.78	$9.68	$9.94

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.26	0.28	0.27	0.30	0.31
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	0.43	(0.25)	0.04	0.11	(0.25)

Total From Investment Operations	0.69	0.03	0.31	0.41	0.06

Less Distributions:
Dividends (From Net Investment Income)	(0.27)	(0.28)	(0.27)	(0.30)	(0.30)
Distributions (From Capital Gains)	—	—	— (d)	(0.01)	(0.02)

Total Distributions	(0.27)	(0.28)	(0.27)	(0.31)	(0.32)

Net Asset Value, End of Period	$9.99	$9.57	$9.82	$9.78	$9.68

Total Return (%) (a)	7.29	0.31	3.26	4.25	0.58

Net Assets End of Period (in millions)	23.5	19.4	20.1	17.2	16.5
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	2.59	2.89	2.90	3.02	3.03
Ratio of Expenses to Average Net Assets (%)	1.82	1.78	1.79	1.93	1.95
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.45	0.45	0.45	0.45	0.45
Portfolio Turnover Rate (%) (b)	12.74	13.70	12.63	13.13	16.02

Money Market Fund

	Years Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Period	$10.5201	$10.5153	$10.5220	$10.52		$10.52

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	0.2219	0.1795	0.0768	0.02		—	(d)
Net Realized or Unrealized Gains (or Losses) on Investments and Futures Contracts	(0.0071)	0.0007	0.0000	—	(d)	—	(d)

Total From Investment Operations	0.2148	0.1802	0.0768	0.02		—

Less Distributions:
Dividends (From Net Investment Income)	(0.2266)	(0.1754)	(0.0835)	(0.02)		—	(d)
Distributions (From Capital Gains)	(0.0003)	—	—	—		—	(d)

Total Distributions	(0.2269)	(0.1754)	(0.0835)	(0.02)		—

Net Asset Value, End of Period	$10.5080	$10.5201	$10.5153	$10.52		$10.52

Total Return (%) (a)	2.05	1.72	0.73	0.21		0.04

Net Assets End of Period (in millions)	21.3	23.5	21.5	25.4		27.9
Ratio of Net Investment Income/(Loss) to Average Net Assets (%)	2.04	1.71	0.72	0.21		0.04
Ratio of Expenses to Average Net Assets (%)	1.48	1.31	1.30	1.44		1.42
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.20	0.20	0.20	0.20	(e)	0.11	(c)
Portfolio Turnover Rate (%) (b)	NA	NA	NA	NA		NA

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any. Total return does not reflect certain expenses reduced through expense reimbursement which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Portfolio turnover rate excludes all short-term securities.
(c)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver.
(d)	Amount is less than $0.005 per share.
(e)	Less than half of one basis point in investment management expenses was waived as per the September 2009 investment management fee waiver described in Note 2 to the financial statements.

NA = Not Applicable.

International Fund

	Period Ended December 31, 2019 (f)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) From Investment Operations:
From Net Investment Income (Loss)	0.31
From Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.41

Total From Investment Operations	0.72

Less: Distributions
From Net Investment Income	(0.29)
From Net Realized Gains	—

Total Distributions	(0.29)

Net Asset Value, End of Period	$10.43

Total Return (%) (a)	7.27	(g)

Net Assets End of Period (in millions)	1.9
Ratio of Net Income (Loss) to Average Net Assets (%)	3.15	(g)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%) (i)	4.83	(h)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%) (i)	0.125	(h)
Portfolio Turnover Rate (%) (b)	—

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any. Total return does not reflect certain expenses reduced through expense reimbursement which, if reflected, would reduce the total returns for all years and periods shown (Note 2). Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Portfolio turnover rate excludes all short-term securities.
(c)	Ratio of expenses to average net assets after expense reimbursement would have been 0.20% absent the September 2009 investment management fee waiver described in Note 2 to the financial statements.
(d)	Amount is less than $0.005 per share.
(e)	Less than half of one basis point in investment management expenses was waived as per the September 2009 investment management fee waiver described in Note 2 to the financial statements.
(f)	For the period May 1, 2019 (commencement of operations) through December 31, 2019.
(g)	Not annualized.
(h)	Annualized.
(i)	International Fund excludes the expenses of its ETF investments.

NA = Not Applicable.

FINANCIAL HIGHLIGHTS – Investment Corporation Funds

The financial highlights tables are intended to help you understand the Investment Corporation Funds’ financial performance for the past five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Investment Corporation Fund (assuming reinvestment of all dividends and other distributions). This information is excerpted from the financial statements of the Investment Corporation Fund, which have been audited by KPMG LLP, the Investment Corporation Funds’ independent registered public accounting firm, whose report, along with Investment Corporation’s financial statements, are included in Investment Corporation’s annual report, which is available upon request.

The total returns shown below do not include charges and expenses imposed at the Separate Account or variable contract level. If they did, the returns shown would have been lower. Investors should refer to their contracts regarding charges and expenses. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Investment Corporation Fund.

Income from investment operations and distributions per share for an Investment Corporation Fund share outstanding throughout each of the five years ended December 31, 2019 and other supplementary data with respect to each Investment Corporation Fund are presented below and in the pages following.

Equity Index Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$3.78	$4.10	$3.49	$3.26	$3.41

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.08	0.07	0.07	0.06	0.06
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	1.08	(0.23)	0.67	0.32	(0.03)

Total From Investment Operations	1.16	(0.16)	0.74	0.38	0.03

Less Distributions
From Net Investment Income	(0.07)	(0.07)	(0.06)	(0.06)	(0.06)
From Net Realized Gains	(0.08)	(0.09)	(0.07)	(0.09)	(0.12)

Total Distributions	(0.15)	(0.16)	(0.13)	(0.15)	(0.18)

Net Asset Value, End of Year	$4.79	$3.78	$4.10	$3.49	$3.26

Total Return (%) (i)	31.31	(4.56)	21.65	11.80	1.24

Net Assets, End of Year ($ millions)	$3,478	$2,629	$2,712	$2,143	$1,854
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.90	1.83	1.85	2.03	1.94
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.13	0.13	0.14	0.14	0.15
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.13	0.13 (e)	0.14	0.15
Portfolio Turnover Rate (%) (a)	3.01	3.48	5.23	5.58	4.74

(a)	Portfolio turnover rate excludes all short-term securities.
(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

All America Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$2.05	$2.38	$2.29	$2.22	$2.42

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04	0.03	0.03	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.52	(0.20)	0.39	0.21	(0.03)

Total From Investment Operations	0.56	(0.17)	0.42	0.24	—

Less Distributions
From Net Investment Income	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)
From Net Realized Gains	(0.16)	(0.13)	(0.30)	(0.14)	(0.15)

Total Distributions	(0.19)	(0.16)	(0.33)	(0.17)	(0.18)

Net Asset Value, End of Year	$2.42	$2.05	$2.38	$2.29	$2.22

Total Return (%) (i)	28.36	(8.27)	19.41	11.49	(0.04)

Net Assets, End of Year ($ millions)	$312	$268	$325	$296	$295
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.43	1.26	1.33	1.42	1.32
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.49	0.52	0.51	0.53	0.55
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.49	0.52	0.51	0.53	0.55
Portfolio Turnover Rate (%) (a)	26.06	17.60	22.28	40.10	14.73

Small Cap Value Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.36	$1.74	$1.69	$1.44	$1.61

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.02	0.01	0.03	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.23	(0.24)	0.11	0.26	(0.08)

Total From Investment Operations	0.25	(0.23)	0.14	0.28	(0.06)

Less Distributions
From Net Investment Income	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
From Net Realized Gains	(0.09)	(0.13)	(0.08)	(0.02)	(0.10)

Total Distributions	(0.10)	(0.15)	(0.09)	(0.03)	(0.11)

Net Asset Value, End of Year	$1.51	$1.36	$1.74	$1.69	$1.44

Total Return (%) (i)	19.10	(14.57)	8.29	20.04	(3.40)

Net Assets, End of Year ($ millions)	$518	$428	$506	$465	$376
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.68	1.10	1.75	1.17	1.14
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.81	0.81	0.81	0.82	0.83
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.81	0.81	0.80 (e)	0.82	0.83
Portfolio Turnover Rate (%) (a)	43.17	29.58	34.36	32.06	19.03

(a)	Portfolio turnover rate excludes all short-term securities.
(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

Small Cap Growth Fund

	Years Ended December 31,
	2019		2018	2017		2016	2015
Net Asset Value, Beginning of Year	$1.26		$1.54	$1.29		$1.32	$1.54

Income (Loss) From Investment Operations
Net Investment Income (Loss)	—	(h)	— (h)	—	(h)	— (h)	— (h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.32		(0.17)	0.30		0.10	(0.03)

Total From Investment Operations	0.32		(0.17)	0.30		0.10	(0.03)

Less Distributions
From Net Investment Income	—	(h)	— (h)	—	(h)	—	—
From Net Realized Gains	(0.12)		(0.11)	(0.05)		(0.13)	(0.19)

Total Distributions	(0.12)		(0.11)	(0.05)		(0.13)	(0.19)

Net Asset Value, End of Year	$1.46		$1.26	$1.54		$1.29	$1.32

Total Return (%) (i)	26.59		(12.53)	23.82		8.10	(2.39)

Net Assets, End of Year ($ millions)	$609		$483	$555		$433	$402
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.17		0.13	0.06		0.06	(0.12)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.81		0.81	0.82		0.82	0.83
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.81		0.81	0.80	(e)	0.82	0.83
Portfolio Turnover Rate (%) (a)	56.25		60.57	62.33		53.80	67.83

Mid-Cap Equity Index Fund

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.93	$2.34	$2.17	$1.95	$2.16

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.03	0.03	0.03	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.47	(0.26)	0.31	0.36	(0.08)

Total From Investment Operations	0.50	(0.23)	0.34	0.39	(0.05)

Less Distributions
From Net Investment Income	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
From Net Realized Gains	(0.15)	(0.15)	(0.14)	(0.14)	(0.14)

Total Distributions	(0.18)	(0.18)	(0.17)	(0.17)	(0.16)

Net Asset Value, End of Year	$2.25	$1.93	$2.34	$2.17	$1.95

Total Return (%) (i)	26.01	(11.26)	16.05	20.51	(2.37)

Net Assets, End of Year ($ millions)	$1,681	$1,281	$1,452	$1,245	$977
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.67	1.52	1.46	1.60	1.45
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.13	0.14	0.14	0.15	0.16
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.14	0.14 (e)	0.15	0.16
Portfolio Turnover Rate (%) (a)	14.30	20.26	19.36	21.75	21.67

(a)	Portfolio turnover rate excludes all short-term securities.
(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).
(h)	Amount is less than $0.005 per share.
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

International Fund

	Years Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$0.77	$0.90	$0.74		$0.75	$0.77

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.02	0.02	0.02		0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.14	(0.13)	0.16		(0.01)	(0.01)

Total From Investment Operations	0.16	(0.11)	0.18		0.01	—

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)		(0.02)	(0.02)
From Net Realized Gains	—	— (h)	—	(h)	— (h)	— (h)

Total Distributions	(0.02)	(0.02)	(0.02)		(0.02)	(0.02)

Net Asset Value, End of Year	$0.91	$0.77	$0.90		$0.74	$0.75

Total Return (%) (i)	21.01	(13.36)	24.47		1.69	(0.63)

Net Assets, End of Year ($ millions)	$720	$509	$537		$377	$319
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	3.26	2.75	2.67		2.94	2.47
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%) (d) (j)	0.12	0.12	0.12		0.13	0.14
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%) (d) (j)	0.12	0.12	0.12	(e)	0.13	0.14
Portfolio Turnover Rate (%) (a)	3.61	—	—		3.08	—

Money Market Fund

	Years Ended December 31,
	2019	2018	2017	2016		2015
Net Asset Value, Beginning of Year	$1.2215	$1.2040	$1.1972	$1.20		$1.20

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.0329	0.0081	0.0077	—	(h)	—	(h)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	(0.0083)	0.0124	0.0005	—	(h)	—	(h)

Total From Investment Operations	0.0246	0.0205	0.0082	—		—

Less Distributions
From Net Investment Income	(0.0146)	(0.0030)	(0.0014)	—		—
From Net Realized Gains	— (k)	—	—	—		—

Total Distributions	(0.0146)	(0.0030)	(0.0014)	—		—

Net Asset Value, End of Year	$1.2315	1.2215	$1.2040	$1.20		$1.20

Total Return (%) (i)	2.01	1.71	0.70	0.14		(0.11)

Net Assets, End of Year ($ millions)	$154	$210	$71	$63		$67
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.02	1.82	0.70	0.13		(0.11)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.24	0.20	0.25	0.28		0.26
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.24	0.20	0.24 (e)	0.28		0.26
Portfolio Turnover Rate (%) (a)	NA	NA	NA	NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.
(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.
(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).
(h)	Amount is less than $0.005 per share.
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(j)	International Fund excludes the expenses of its ETF investments.

NA = Not Applicable

Bond Fund

	Years Ended December 31,
	2019	2018	2017		2016	2015
Net Asset Value, Beginning of Year	$1.41	$1.44	$1.43		$1.41	$1.45

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04	0.04	0.04		0.04	0.04
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.07	(0.03)	0.01		0.02	(0.03)

Total From Investment Operations	0.11	0.01	0.05		0.06	0.01

Less Distributions
From Net Investment Income	(0.04)	(0.04)	(0.04)		(0.04)	(0.05)
From Net Realized Gains	—	—	—	(h)	— (h)	— (h)

Total Distributions	(0.04)	(0.04)	(0.04)		(0.04)	(0.05)

Net Asset Value, End of Year	$1.48	$1.41	$1.44		$1.43	$1.41

Total Return (%) (i)	7.65	0.17	3.62		4.71	0.33

Net Assets, End of Year ($ millions)	$1,574	$1,346	$1,274		$1,108	$1,007
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.70	2.93	2.98		3.07	2.93
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.44	0.45	0.45		0.45	0.45
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.44	0.45	0.44	(e)	0.45	0.45
Portfolio Turnover Rate (%) (a)	13.36	10.71	10.65		13.54	27.51

(a)	Portfolio turnover rate excludes all short-term securities.
(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).
(h)	Amount is less than $0.005 per share.
(i)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

APPENDIX C – DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.

•	General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.

•

Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.

•

Market risk: The risk that prices of securities will go down because of the interplay of market forces may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.

•

Concentration risk: The chance that the stocks of a particular industry or group of industries will decline because of adverse developments affecting that industry. Because the Fund concentrates its assets in certain industries to the same extent that the S&P 500® Index does, the Fund bears concentration risk.

•

Index Tracking Error risk: As an index fund, the Fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the Fund and the index, positive or negative, is called tracking error. Tracking error can be caused by many factors such as operating and transaction costs, as well as weighting of each security in the index, and it may be significant.

•

Passive Investment risk: Because the Fund is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or outlook for a specific security, industry, or market sector. As a result, the Fund’s performance may lag the performance of actively managed funds.

•

Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

•

Stock risk: The value of your investment will go up or down, depending on movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.

•

Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.

•	Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not outperform value style investing.

•	Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.

•

Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

•

Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at a reasonable price.

•	Small Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•

Financial Industry risk: Companies in the financial industry are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

•

Health Care Industry risk: Companies in the health care industry are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations.

•

Technology Industry risk: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

•

Foreign Investment risk: Foreign markets are subject to the risk of change in currency or exchange rates, economic and political trends in foreign countries, less liquidity, more volatility, more difficulty in enforcing contractual obligations, higher transaction costs and less government supervision and other reporting regulations and requirements than domestic markets. Foreign investment risks are greater in emerging markets than in developed markets. Domestic equities indices could outperform the MSCI EAFE Index for periods of time.

•	Emerging Markets risk: Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

•

ETF risk: ETFs generally invest substantially all of their assets in securities and are traded on stock exchanges. Their net asset values may differ from the prices of the ETF shares offered on the exchanges.

•	Depositary Receipts Risk: The underlying ETF may invest in securities of foreign issuers in the form of depositary receipts, some of which are not obligated to disclose material information.

•

Trading Risk: ETF shares are listed on exchanges for which there can be no assurance that they will maintain the listing. Also there is no assurance that an active trading market will develop, creating illiquidity and resulting in price volatility. The market price of an ETF may trade at a premium or discount to its net asset value. Trading in ETFs may be halted because of market conditions or extraordinary market volatility.

•

Investment Company Risk: The cost of investing in the Fund is higher because in addition to the Fund’s direct fees and expenses, it also indirectly bears fees and expenses charged by the underlying ETFs. The underlying ETFs may change their investment objectives or policies without the approval of the Fund, causing the Fund to withdraw its investment at a possibly inopportune time.

•

Leveraging Risk: ETFs may borrow money or otherwise leverage their holdings by investing in collateral from securities loans and by borrowing money to meet redemption requests. This leveraging results in more volatility and a compounding of all other risks.

•

Passive Investment Risk: Many ETFs are not actively managed; rather the underlying ETF invests in securities that represent its underlying index, regardless of its investment merit or market trends. Also, an underlying ETF is more susceptible to declines in the market because the underlying ETFs generally do not change their investment strategies to respond to changes in the economy.

•

Tracking Error Risk: Imperfect correlation between the securities of an ETF and those in the index it intends to track, rounding of prices, changes to the indices and regulatory policies may cause the performance of an ETF to not match the performance of its index.

•	Valuation Risk: An underlying ETF may value certain securities at higher prices than the prices at which it can sell them.

•

Eurozone Investment risk: The United Kingdom’s intended departure from the European Union, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.

•

Money Market risk: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Board of Directors of the Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors, and a fee may automatically be imposed based on the Fund’s liquidity level. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. In addition, the Fund’s returns can be adversely affected when yields on eligible investments are low.

•

U.S. Government Securities risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies. U.S. government securities are subject to market risk, interest rate risk and credit risk. U.S. government securities include zero coupon securities, which tend to be subject to greater price volatility than interest-paying securities of similar maturities.

•

Interest Rate risk: Securities may lose value as interest rates change because bonds tend to decrease in value as interest rates rise. In general, the longer the term to maturity, the greater impact interest rate changes will have on the value of a security.

•

Management risk: The investment techniques and risk analyses applied by the Fund may not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

•

Mortgage risk: The duration of mortgage-related securities and interest rates tend to move together. As interest rates rise, the duration of mortgage-related securities extends and as interest rates fall, mortgage-related securities are often prepaid at a faster rate. Because of interest rate changes, it is not possible to predict the realized yield or average life of a mortgage-backed security. Mortgage-backed securities issued by private corporations generally have more credit risk than securities issued by U.S. Government agencies.

•

Zero Coupon risk: Zero coupon securities and discount notes do not pay interest prior to maturity and therefore may be more difficult to sell during periods of interest rate changes. The market value of debt securities declines as interest rates rise; therefore the Fund may lose value if it sells zero coupon securities prior to their maturity date.

•	Corporate Debt risk: During periods of economic uncertainty, the value of corporate debt securities may decline relative to the value of U.S. government debt securities.

•	Credit risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

•	Call risk: When interest rates decline, an issuer may have an option to call the securities before maturity, resulting in reduced income.

•	Liquidity risk: The prices of debt securities may be subject to significant volatility, particularly as markets become less liquid due to limited dealer inventory of corporate bonds.

•

Extension risk: Mortgage-related securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise, and this may negatively affect Fund returns.

•

Prepayment risk: Mortgage-related securities are subject to the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected. This may occur when interest rates decline, and may negatively affect Fund returns.

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 PARK AVENUE, NEW YORK, NEW YORK 10022

(800) 468-3785

STATEMENT OF ADDITIONAL INFORMATION

September 21, 2020

This Statement of Additional Information (the “SAI”) relates to the reorganization of eight series of the Mutual of America Institutional Funds, Inc. (the “Institutional Funds”) (each an “Institutional Fund” and collectively, the “Institutional Funds”), into eight corresponding series (each, an “Investment Corporation Fund” and collectively, the “Investment Corporation Funds”) of Mutual of America Investment Corporation. The Investment Corporation Funds are managed by Mutual of America Capital Management LLC.

Each Institutional Fund will transfer all of its assets and liabilities attributable to a corresponding Investment Corporation Fund in exchange for shares of corresponding Investment Corporation with an aggregate net asset value (“NAV”) equal to the net value of the assets and liabilities transferred by each Institutional Fund (the “Reorganization”), as set forth below in the chart:

Mutual of America Institutional Funds	Mutual of America Investment Corporation Funds
EQUITY INDEX FUND	EQUITY INDEX FUND
ALL AMERICA FUND	ALL AMERICA FUND
SMALL CAP VALUE FUND	SMALL CAP VALUE FUND
SMALL CAP GROWTH FUND	SMALL CAP GROWTH FUND
MID-CAP EQUITY INDEX FUND	MID-CAP EQUITY INDEX FUND
INTERNATIONAL FUND	INTERNATIONAL FUND
BOND FUND	BOND FUND
MONEY MARKET FUND	MONEY MARKET FUND

This SAI contains information which may be of interest to shareholders, but which is not included in the Combined Prospectus and Information Statement dated September 21, 2020 (the “Prospectus/Information Statement”), which relates to the Reorganization.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated September 21, 2020. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling Investment Corporation at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

TABLE OF CONTENTS

Page
Additional Information about Investment Corporation	2
Financial Information	2

Additional Information about Investment Corporation

Further information about Investment Corporation is contained in, and incorporated herein by reference to, the SAI of the Investment Corporation Funds dated May 1, 2020 (previously filed on EDGAR, Accession No. 0001193125-20-123135).

Financial Information

Annual Report of Institutional Funds for the fiscal year ended December 31, 2019 (previously filed on EDGAR, Accession No. 0001193125-20-064206). Only the audited financial statements and related reports of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

Semiannual Report of Institutional Funds for the period ended June 30, 2019 (previously filed on EDGAR, Accession No. 0001193125-19-239547). Only the financial statements included in the Semiannual Report are incorporated herein by reference, and no other parts of the Semiannual Report are incorporated herein by reference.

Annual Report of Investment Corporation for the fiscal year ended December 31, 2019 (previously filed on EDGAR, Accession No. 0001193125-20-064185). Only the audited financial statements and related reports of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

Semiannual Report of Investment Corporation for the period ended June 30, 2019 (previously filed on EDGAR, Accession No. 0001193125-19-239533). Only the financial statements included in the Semiannual Report are incorporated herein by reference, and no other parts of the Semiannual Report are incorporated herein by reference.

Pro Forma Financial Statements

Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the following reorganizations because, in each case, the net asset value of the fund being acquired does not exceed ten percent of the acquiring fund’s net asset value, measured at July 31, 2020:

	Net Asset Value		Institutional Funds’
	Institutional Funds	Investment Corporation	NAV as a Percentage of Investment Corporation’s NAV
Equity Index Fund	$73,760,111	$3,304,471,811	2.23%
All America Fund	$7,100,887	$276,149,539	2.57%
Small Cap Value Fund	$11,927,425	$380,861,313	3.13%
Small Cap Growth Fund	$13,367,846	$554,906,995	2.41%
Mid-Cap Equity Index Fund	$34,243,981	$1,477,118,265	2.32%
International Fund	$8,167,065	$708,462,411	1.15%
Bond Fund	$55,571,312	$1,758,420,203	3.16%

Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are prepared for the reorganization of the Institutional Funds Money Market Fund into the Investment Corporation Money Market Fund as the net asset value of the Institutional Funds Money Market Fund exceeds ten percent of the Investment Corporation Money Market Fund’s net asset value.

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Institutional Funds Money Market Fund and the Investment Corporation Money Market Fund. The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the

Institutional Funds Money Market Fund and the Investment Corporation Money Market Fund, each as identified below for the 12-month period ended December 31, 2019. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Institutional Funds Money Market Fund and the Investment Corporation Money Market Fund, which are available in the respective Annual and Semi-Annual Reports to Shareholders.

MUTUAL OF AMERICA INVESTMENT CORPORATION

PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES

MONEY MARKET FUNDS

As of December 31, 2019 (Unaudited)

							Proforma
	Institutional Money Market Fund	Investment Corp. Money Market Fund	Balance Adj. amount from MoAIF		Calculated Adjustment		Investment Corp. Money Market Fund
ASSETS
Investments at fair value(1)	$21,312,639	$153,203,021	$21,312,639	[1]	$8,560	[2]	$174,524,220
Cash	73	393	73	[1]	—		466
Interest and dividends receivable	15,248	112,548	15,248	[1]	—		127,796
Shareholder subscriptions receivable	—	469,695	—		—		469,695

TOTAL ASSETS	21,327,960	153,785,657	21,327,960		8,560		175,122,177

LIABILITIES
Accrued expenses	3,509	373	—		731	[3]	1,104
Other payables	—	—	—		—		—

TOTAL LIABILITIES	3,509	373	—		731		1,104

NET ASSETS	$21,324,451	$153,785,284	$21,327,960		$7,829		$175,121,073

NUMBER OF SHARES OUTSTANDING	2,029,360	124,877,686	—		17,325,221	[4]	142,202,907

NET ASSET VALUES, OFFERING AND REDEMPTION PRICE PER SHARE	$10.5080	$1.2315					$1.2315

COMPONENTS OF NET ASSETS
Paid-in capital	$21,324,563	$149,869,430	$—		$20,859,150	[5]	$170,728,580
Total Distributable Earnings (Loss)	(112)	3,915,854	—		476,639	[6]	4,392,493

NET ASSETS	$21,324,451	$153,785,284	$—		$21,335,789		$175,121,073

(1) Investments at cost	$21,312,639	$153,203,021	$21,312,639	[1]	$8,560		$174,524,220

1.	Balance carried over from the 2019 Institutional Money Market Fund Financial Statements.

2.	Higher investments and cost of investments due to resulting increased proforma net assets.

3.	Incremental Accrued expenses calculated on ending 2019 proforma net assets multiplied by the Investment Corp. Money Market Fund 2019 total annual expense ratio of 0.23% for one day.

4.	Additional shares calculated from the proforma additional net assets divided by the Investment Corp. Money Market Fund NAV at year-end 2019 of $1.2315.

5.	Paid-in Capital includes the Institutional Money Market Fund opening 2019 balance and the proforma capital activity for 2019.

6.	Total Distributable Earnings (Loss) includes the Institutional Money Market Fund opening 2019 balance and the proforma increase in net assets resulting from operations activity for 2019.

MUTUAL OF AMERICA INVESTMENT CORPORATION

PRO FORMA STATEMENTS OF OPERATIONS

MONEY MARKET FUNDS

For the Year Ended December 31, 2019 (Unaudited)

						Proforma
	Institutional Money Market Fund	Investment Corp. Money Market Fund	Balance Adj. amount from MoAIF		Calculated Adjustment	Investment Corp. Money Market Fund
INVESTMENT INCOME AND EXPENSES
Investment income
Dividends	$—	$—	$—		$—	$—
Interest	499,011	4,362,895	499,011	[1]	—	4,861,906

Total investment income	499,011	4,362,895	499,011		—	4,861,906

Expenses
Investment advisory fees	44,588	290,472	—		33,279 [2]	323,751
Non-advisory operating	285,664 [3]	164,436	—		—	164,436

Total expenses before reimbursement	330,252	454,908	—		33,279	488,187
Fee waiver and expense reimbursement	(285,664)[4]	—	—		—	—

Net expenses	44,588	454,908	—		33,279	488,187

NET INVESTMENT INCOME (LOSS)	454,423	3,907,987	499,011		(33,279)	4,373,719

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investment securities	736	7,867	736	[1]	—	8,603
Futures contracts	—	—	—		—	—

	736	7,867	736		—	8,603

Change in net unrealized appreciation (depreciation) of:
Investment securities	(50)	(50)	(50)[1]		—	(100)
Futures contracts	—	—	—		—	—

	(50)	(50)	(50)		—	(100)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	686	7,817	686		—	8,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$455,109	$3,915,804	$499,697		$(33,279)	$4,382,222

1.	Balance carried over from the 2019 Institutional Money Market Fund Financial Statements.

2.

Incremental Investment advisory fees calculated on proforma average net assets estimated at $215,833,881 multiplied by the Investment Corp. Money Market Fund 2019 annual advisory expense ratio of 0.15% less the Investment Corp. Money Market Fund 2019 Investment Advisory fees of $290,472.

3.	2019 Institutional Money Market Fund Operating expenses duplicative and not included in proforma Net expenses.

4.

Investment Corp. Money Market Fund does not have a non-advisory operating expense reimbursement agreement. 2019 Institutional Money Market Fund Fee waiver and expense reimbursement not included in proforma Net expenses.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and prior to 2020, principally offered its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2019, there were 27 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Small Cap Equity Index Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund and 2060 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2055 Retirement Fund commenced operations on October 1, 2016. The Small Cap Equity Index Fund and the 2060 Retirement Fund commenced operations on July 2, 2018. The Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid-Cap Equity Index Fund, International Fund, Money Market Fund and Bond Fund (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) are the surviving funds.

Prior to 2020, Investment Company shares were issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Money Market Fund, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2019, management determined that the fair value inputs for all debt securities and temporary cash investments were considered Level 2. In addition, non-registered securities under Rule 144A of

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2019. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period. During 2019, there were no transfers between Level 1 and Level 2 securities.

The following is a summary of the inputs used to value the Money Market Fund’s investments and other financial instruments as of December 31, 2019:

Investments at Fair Value:
Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Money Market Fund
U.S. Government Debt	—	$37,150,026	—	$37,150,026
U.S. Government Agency Short-Term Debt	—	$27,467,468	—	$27,467,468
Commercial Paper	—	$95,589,202	—	$95,589,202
Corporate Debt	—	$14,159,395		$14,159,395
Temporary Cash Investment	—	$158,129		$158,129

	—	$174,524,220	—	$174,524,220

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier. The Board of Directors of the Investment Company (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to the Adviser. Pursuant to the Board’s delegation, the Adviser has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities. The valuation procedures permit the Funds to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly scheduled quarterly meeting. For fiscal reporting year-end, securities were fair valued at the close of the last business day.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

Temporary cash investments are amounts on deposit with financial institutions that are swept daily into an overnight investment and returned the next business day. Cash equivalents such as short-term temporary cash investments are valued at amortized cost.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2019

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2019, management has evaluated the tax positions taken on the Money Market Fund’s filed tax returns for all open tax years and has concluded that no tax provision is required in the Money Market Fund’s financial statements. The Money Market Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to the Money Market Fund of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of the fund, at the following annual rate:

Fund	Annual Investment Management Fee
Money Market Fund	.15%

3.	INVESTMENTS

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2019, was $2,255,926,487; proceeds from sales for the same period were $ 2,319,790,423.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2019

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2019 for the fund was as follows:

Money Market Fund
Unrealized Appreciation	$0
Unrealized Depreciation	0

Net	$0

Tax Cost of Investments	$174,524,220

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2019, shares authorized were allocated into the 27 series of Funds as follows:

Authorized No. of Shares
Total Shares Allocated
Equity Index Fund	900,000,000
All America Fund	200,000,000
Small Cap Value Fund	425,000,000
Small Cap Growth Fund	570,000,000
Small Cap Equity Index Fund	200,000,000
Mid Cap Value Fund	100,000,000
Mid-Cap Equity Index Fund	850,000,000
International Fund	975,000,000
Composite Fund	150,000,000
Retirement Income Fund	220,000,000
2010 Retirement Fund	50,000,000
2015 Retirement Fund	200,000,000
2020 Retirement Fund	665,000,000
2025 Retirement Fund	925,000,000
2030 Retirement Fund	815,000,000
2035 Retirement Fund	745,000,000
2040 Retirement Fund	585,000,000
2045 Retirement Fund	525,000,000
2050 Retirement Fund	370,000,000
2055 Retirement Fund	200,000,000
2060 Retirement Fund	100,000,000
Conservative Allocation Fund	165,000,000
Moderate Allocation Fund	320,000,000
Aggressive Allocation Fund	215,000,000
Money Market Fund	425,000,000
Mid-Term Bond Fund	790,000,000
Bond Fund	1,425,000,000

Sub-Total	13,110,000,000
Shares to be allocated at the discretion of the Board of Directors	1,640,000,000

Total	14,750,000,000

See Note 7, “Subsequent Events,” for information regarding changes to the allocation of authorized shares that took place on February 27, 2020.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On September 19, 2019 and September 20, 2019, required distributions of net investment income and, as applicable, net realized gains relating to 2018 were declared and paid for the Money Market Fund in accordance with Internal Revenue Code Section 855(a).

The Money Market Fund of Mutual of America Investment Corporation intends to declare and pay their respective tax year 2019 investment company taxable income and capital gains in 2020 in accordance with Internal Revenue Code Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2019 and 2018 were immediately reinvested into the fund. The tax character of the distributions paid during 2019 and 2018 were as follows:

Money Market Fund
Ordinary Income (a)
2019	$2,221,214
2018	$462,689
Long-Term Capital Gains
2019	$0
2018	$0

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2019, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

Money Market Fund
Accumulated undistributed net investment income	$4,382,222
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$0
Net unrealized appreciation (depreciation) of investments and futures contracts	$0

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales.

6.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, which amends guidance on the amortization period of premiums on certain purchased callable debt securities. Specifically, the amendments shorten the amortization period of premiums on certain purchased callable debt securities to the earliest call date. The amendments affect all entities that hold investments in callable debt securities that have an amortized cost basis in excess of the amount that is repayable by the issuer at the earliest call date (that is, at a premium).

For public business entities, the amendments in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Management has evaluated ASU 2017-08 and determined that there is no material impact on the financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2019

6.	RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has decided not to early adopt and continues to evaluate the provisions of the ASU and does not expect a material impact to financial statement disclosures.

7.	SUBSEQUENT EVENTS

On February 27, 2020, the Board of Directors of the Investment Company increased the number of authorized shares from 14.75 billion to 18.75 billion. There was no increase in allocation to the Money Market Fund. Also on that date, the Board of Directors changed the number of authorized shares of the following Funds. As a result of these actions, there remained 3,640,000,000 unallocated shares on that date.

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of two other investment companies advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 72	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Stanley E. Grayson, age 69	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross; Director, Mother Cabrini Health Foundation; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

LaSalle D. Leffall, III, age 56	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

John W. Sibal, age 67	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Margaret M. Smyth, age 56	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Etsy, Inc.; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Director, National Grid USA; Director, Organization for International Investment; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

William E. Whiston, age 65	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.

Interested Director

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 70	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015 and of Mutual of America Variable Insurance Portfolios, Inc. since April 2019	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Variable Insurance Portfolios, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 58	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Diana H. Glynn, Senior Vice President and Internal Auditor, age 55	Since April 2017	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company since April 2017; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.; prior thereto Vice President, Internal Auditor, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 59	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc. and Mutual of America Variable Insurance Portfolios, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 63	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 54	Since April 2013	Executive Vice President, Deputy General Counsel, and Interim Corporate Secretary Mutual of America Life Insurance Company, since September 2019; prior thereto Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013 and Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Variable Insurance Portfolios, Inc. since November 2019	None

Michelle A. Rozich, Senior Vice President and Internal Auditor, age 46	Since March 2018	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company as of March 2018; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation, Mutual of America Institutional Funds, Inc., and Mutual of America Variable Insurance Portfolios, Inc.; formerly Audit Senior Manager, KPMG LLP	None

Quarterly Portfolio Schedules

Included in this Annual Report are schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2019. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or, starting in 2019, on Form N-PORT and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q, N-PORT and N-CSR are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market Fund does not qualify for the corporate dividends received deduction.

Important tax information — Unaudited: The following amount of 2019 Money Market Fund long-term capital gains (if any) have been designated as capital gains dividends.

Money Market Fund
Dividends qualifying for reduced long-term capital gains tax rate	$0